UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9082

M Fund, Inc.
(Exact name of registrant as specified in charter)

M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon			97209
(Address of principal executive offices)			(Zip code)

Bridget McNamara-Fenesy, President, M Fund, Inc. M Financial Plaza, 1125 NW Couch Street, Suite 900 Portland, Oregon 97209
(Name and address of agent for service)

with a Copy to: Cynthia Beyea Eversheds Sutherland LLP 700 Sixth Street, N.W. Washington, D.C. 20001-3980

Registrant’s telephone number, including area code:		(503) 232-6960

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2018

Item 1. Reports to Stockholders.

The annual report for the period January 1, 2018 through December 31, 2018 is filed herewith.

M FUND, INC.

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Large Cap Value Fund

Annual Report
December 31, 2018

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by calling your insurance company. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by sending a request in writing to your insurance company or to your financial intermediary. Your election to receive reports in paper will apply to all funds held with the fund complex.

M Fund, Inc.

PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Corporation") as presented in the following Annual Report dated December 31, 2018. Total assets under management at year end 2018 were $579.6 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Corporation, have prepared the attached discussion of results for each portfolio of the Corporation for the year ended December 31, 2018.

Sub-Advisers to the portfolios of the Corporation are: Dimensional Fund Advisors LP for the M International Equity Fund, DSM Capital Partners LLC for the M Large Cap Growth Fund, Frontier Capital Management Company, LLC for the M Capital Appreciation Fund and AJO, LP for the M Large Cap Value Fund.

On behalf of the Corporation's Board of Directors, M Financial Investment Advisers, Inc. and the Corporation's participating insurance carriers, we thank you for your business and remain committed to providing opportunities that add value to our investors in the upcoming year.

Sincerely,

BRIDGET MCNAMARA-FENESY

President
M Fund, Inc.

M INTERNATIONAL EQUITY FUND

As of December 12, 2018, Dimensional Fund Advisors LP became the sub-adviser to the M International Equity Fund. Because of their late-year involvement in managing the Fund, the commentary below is provided by M Financial Investment Advisers ("MFIA"), the Adviser to the M International Equity Fund.

Performance

For the twelve months ended December 31, 2018, the M International Equity Fund had a return of (20.57)% (net of management fees) versus a total return (including reinvestment of dividends) of (14.20)% for its benchmark, the MSCI ACWI (All Country World Index) ex US Index1.

Fund Review/Current Positioning

The M International Equity Fund trailed its benchmark in 2018 by 6.37%. MFIA describes the reasons the Fund was behind its benchmark throughout each of the four quarters below:

•  Within sectors, stock selection drove underperformance, notably within the Consumer Discretionary, Health Care, Consumer Staples, and Industrials sectors. Stock selection aided relative performance within Information Technology and Financials sectors.

•  Sector allocation aided relative performance, especially with an overweight allocation to Health Care and an underweight allocation to Financials. An overweight allocation to Consumer Discretionary detracted from relative performance.

•  Within countries, stock selection drove underperformance, notably within the US, Columbia, and France. Stock selection added aided relative performance within Germany, the UK, and China.

•  Country allocation aided relative performance, especially with an overweight allocation to France and underweight allocations to China and South Korea. Underweight allocations to Australia and Taiwan and an overweight allocation to Germany aided relative performance

•  First quarter top contributors to relative performance were Las Vegas Sands and Wynn Resorts, while bottom contributors were AXA, Bayer, and The Linde Group

•  Second quarter top contributors to relative performance were Teva Pharmaceuticals and Las Vegas Sands, while bottom contributors were Fanuc Corporation and Schlumberger

•  Third quarter top contributors to relative performance were Reckitt Benckiser and Sony Corporation, while bottom contributors were Las Vegas Sands and Wynn Resorts

•  Fourth Quarter top contributors to relative performance were Philip Morris International, Alibaba and Hoya and a maintained overweight in Colombia following underperformance in Q3 helped. Overall stock selection in the Eurozone slightly helped in the quarter. Bottom contributors were Schlumberger, Wynn Resorts and Olympus Corp Stock selection in the UK stock market was also a factor.

M Financial Investment Advisors
Investment Adviser to the M International Equity Fund

Performance represented is net of management fees. The Fund returns listed include fund level fees and expenses, reinvestment of dividends, and distributions. Returns do not reflect product level charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Policy level returns would be lower after all policy fees and expenses are deducted. The foregoing reflects the thoughts and opinions of MFIA exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2018. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Investors cannot invest directly in an Index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M INTERNATIONAL EQUITY FUND, MSCI AC WORLD ex USA

The M International Equity Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M International Equity Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M International Equity Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/08 to 12/31/18

+  MSCI EAFE—Effective May 1, 2014, the Fund changed its benchmark index from the MSCI EAFE Index to the MSCI AC World ex US Index. The MSCI AC World ex US Index is more representative of the Fund's investment portfolio than its previous index.

MSCI ACWI (ALL COUNTRY WORLD INDEX) ex US INDEX

1 The MSCI ACWI (All Country World Index) ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the US.

M LARGE CAP GROWTH FUND

Performance

For the twelve months ended December 31, 2018, the M Large Cap Growth Fund had a return of (4.95)% (net of management fees) versus a total return (including reinvestment of dividends) of (1.51)% for its benchmark, the Russell 1000 Growth Index1.

Market Environment/Conditions

In 2018, despite earnings growth approaching 30%, the M Large Cap Growth Fund portfolio underperformed due to various macro concerns, including fears of rising interest rates, a US-China trade war, slowing global economic growth, and political turmoil in the EU due to Brexit, protests in Paris and political problems in Italy. The portfolio's earnings growth and valuation entering 2019 closely mirror those of early 2017 when the portfolio appreciated nearly 39%.

Importantly, by DSM's calculation, the market's valuation is just 15.7x trailing earnings of $163 which is approximately the long-term market average P/E since WWII. During periods of low inflation the market typically sells at 18x to 22x trailing earnings. In certain periods of time the market's valuation has exceeded 22x while in others, typically in periods of distressed investor psychology, valuation has dipped to 15x trailing earnings as it is today. Historically the market has not remained at compressed valuation levels of 15x for very long.

DSM has projected for many years that the current global economic expansion would last longer than the majority of previous economic growth periods, and continues to believe that a global economic recession is not likely to occur until 2021 or later. While DSM's expectations of global GDP growth in excess of 3% in 2019 may prove a bit too optimistic, they continue to believe that the economic impact of the trade war, European political disarray and the partial American government shutdown will be relatively limited. DSM sees the current global economic cycle being driven by low inflation and low, albeit rising, interest rates. That said, the reductions to corporate tax rates in the United States are quite substantial, and DSM believes they will have a sustained positive impact on GDP growth which is being underestimated by many analysts. Recently reported strength in US employment was broad-based across most economic sectors, perhaps indicating that the trade war is having limited impact thus far. Interestingly, late last month Chairman Powell of the Federal Reserve indicated that future rate hikes may be delayed during this period of economic uncertainty, characterized by lower inflation and the resulting reduction in longer term interest rates.

DSM believes the market will rebound during 2019 and the portfolio's performance should rebound significantly as well. In DSM's view earnings growth will continue to be solid going forward, while concerns of a trade war gradually dissipate causing the global economic outlook to brighten.

Fund Review/Current Positioning

The Fund's portfolio remains focused on unique businesses that have been identified and continuously subject to analysis by DSM's investment team. The portfolio holdings remain characterized by very strong balance sheets and significant free cash flow. The majority of the Fund is invested in the technology, health care, communication services and consumer discretionary sectors, with smaller weightings in the financials, consumer staples and industrials sectors.

For the year ended December 31, 2018, the M Large Cap Growth Fund underperformed the benchmark primarily as a result of stock selection in the consumer discretionary sector. DSM's stock selections in technology and health care benefitted performance versus the benchmark. By security, the top five contributors to the Fund's performance for the year included Adobe Systems, Abbott Laboratories, Zoetis, Visa and Microsoft. The five positions which contributed the least were Facebook, Alibaba Group, Tencent Holdings, Monster Beverage and Charles Schwab.

DSM remains focused on earnings because they believe that strong and growing earnings, when combined with reasonable valuations, drive stock prices higher. DSM expects earnings to continue to grow at a mid-to-high-teens rate through 2022, while the Fund portfolio is valued at approximately 20.6x next twelve months of earnings through December of 2019. The positive scenario of ongoing and perhaps improving global economic growth, moderate global inflation, low albeit rising interest rates, healthy global corporate earnings, continues to form the foundation of an upwardly driven global equity market. DSM believes 2018's earnings growth combined with last year's market decline have created market valuations that are very attractive given the current global economy.

DSM Capital Partners LLC
Investment Sub-Adviser to the M Large Cap Growth Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of DSM Capital Partners LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2018. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX (Unaudited)

The M Large Cap Growth Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Growth Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Growth Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/08 to 12/31/18

RUSSELL 1000 GROWTH INDEX

1 The Russell 1000 Growth Total Return Index includes dividends reinvested in the Russell 1000 Growth Index as reported by the Russell Company. The Russell 1000 Growth Index is a capitalization weighted index containing over 600 widely held securities with growth characteristics. DSM uses the Russell 1000 Growth Index as a benchmark because its average market capitalization is similar to that of the M Large Cap Growth Fund, and it is an industry standard. Characteristics of any benchmark may differ materially from accounts managed by DSM. Investors cannot invest directly in an Index.

M CAPITAL APPRECIATION FUND

Performance

For the twelve months ended December 31, 2018, the M Capital Appreciation Fund had a return of (14.15)% (net of management fees) versus a total return (including reinvestment of dividends) of (10.00)% for its benchmark, the Russell 2500® Index1.

Market Environment/Conditions

2018 was a tale of two markets, with very low volatility and healthy returns through the first three quarters of the year, followed by a sharp correction in the fourth quarter. Investor enthusiasm flourished with GDP growth accelerating to 4.2% in the second quarter, the fastest pace in nearly four years, and unemployment declining to 3.7% in September, the lowest level in 48 years. Signs of coordinated global growth emerged with economic improvement in Europe, Brazil and other parts of the world. These factors drove a 10.4% return in the Russell 2500® for the first nine months of the year. The continued investor preference for high growth stocks was also notable in this time period, with the Russell 2500® Growth returning 15.8% by comparison as valuations stretched for high-growth, momentum stocks. In fact, the number of companies trading at over ten-times revenue in the overall market reached the highest level since the internet bubble, approaching 10% of the Russell 3000® holdings.

In the fourth quarter, equities experienced a sharp correction, with the Russell 2500® declining 18.5%, driven by multiple investor concerns. Attention shifted to forecasts of slowing U.S. economic growth, with GDP predicted to slow to 2.0% by the fourth quarter of 2019 as fiscal stimulus fades. Other geographies including Europe, Japan and China demonstrated signs of economic deceleration, with Japan and Germany GDP actually shrinking in the third quarter. Meanwhile, a trade war has erupted between the U.S. and China with both sides levying meaningful tariffs. Corporate earnings for the S&P 500® are now forecasted to slow from 20% growth in 2018 to 8% in 2019. Movements in interest rates raised concerns and exacerbated volatility, as the 10-year treasury yield spiked to 3.2% in early October and investors grew wary of a nearly flat yield curve, a potential harbinger of recession. Valuations compressed meaningfully and investors grew particularly valuation sensitive towards stocks with cyclical exposure. While some sectors of the economy, such as housing and autos have demonstrated softness, overall economic activity has remained solid.

Looking forward, the probable lower economic growth rate and uncertainty regarding tariffs, monetary policy and global economic growth is likely to continue to drive volatility into the new year. Historically, we have successfully taken advantage of opportunities that a volatile market provides. In this environment, we are able to initiate positions in new holdings that previously did not meet our valuation hurdle. In addition, we are able to add to existing holdings with compelling risk reward characteristics.

A common theme in the 2018 market was to sell economically sensitive stocks and buy expensive, rapidly growing companies perceived to be immune from economic weakness. We do not believe a recession is imminent simply because our economy has been recovering for approximately a decade. The recovery has been modest by historical standards and has only recently approached historic peak production levels. There are few signs of recession on the horizon as unemployment, interest rates and inflation all remain low while consumer confidence remains high. At a price earnings ratio of 13x and a projected five-year EPS growth rate of 18%2, our strategy has rarely been more attractive. In summary, the Fund last year took the pain from a recession that may or may not happen. As such, we believe the risk reward equation is now strongly in our favor.

Fund Review/Current Positioning

From a thematic standpoint, stocks with accelerated organic revenue growth largely outperformed the market with little regard for valuation. Furthermore, stocks with material cyclical exposure tended to lag the market materially and in some cases approached valuations we believe to be more indicative of a recession scenario. Given Capital Appreciation's underlying valuation discipline and exposure to economically sensitive companies, this combination proved to be a burden on results. This bifurcation of the market is quite pronounced when you observe price performance isolated and ranked by valuation at the beginning of the year. On both a price-to-sales basis and a price-to-earnings basis, those stocks that were ranked as most expensive at the beginning of the year materially outperformed for the year as a whole: for example, the top quintile ranked by price-to-earnings was essentially flat for the year while the bottom quartile decreased by over 16%. In short, investors were rewarded for simply selecting the most expensive stocks. This behavior is indicative of a momentum market where investors will pay almost anything for growth while ignoring traditional valuation metrics, which is very different than our Growth at a Reasonable Price (GARP) discipline. We have been through a few similar periods in the history of the fund, and would expect Capital Appreciation to lag in such a market. Fortunately, it also has been our experience that the equity market ultimately returns to a focus on fundamentals which should be very good for the Fund as it stands today.

At the Fund level, sector allocation accounted for approximately one-third of the underperformance primarily the result of our overweight in materials & processing. The remaining sector allocations were largely immaterial to performance. Negative stock selection in the technology, materials & processing and consumer discretionary sectors were partially offset by very strong returns in the Fund's health care holdings.

The largest detractor in technology was Rogers Corporation. After roughly doubling in 2017, Rogers traded down 39% in 2018 as a combination of factors pressured both near-term earnings and forward expectations for the stock. Historically Rogers has been susceptible to the underlying cycles of demand from industrial companies and China infrastructure spend, both of which had investors concerned this past year. A pause in telecommunications spending in China and a slower-than-expected ramp in global 5G wireless infrastructure spend led to a reset in earnings expectations while near-term profit pressures from higher raw material costs and manufacturing inefficiencies caused reported earnings to lag. We continue to be bullish as Rogers maintains dominant market share, is well positioned in anticipation of secular growth trends such as electric vehicle penetration and wireless communications spend, and has internal profit targets that should drive material EPS upside. Putting near-term volatility aside, Rogers is progressing to becoming a solid mid cap specialty materials company with double digit revenue growth, strong margins and high returns on capital. It has been a long-term holding of the fund and remains a top position.

In the materials & processing sector, Ferroglobe (-90%) and Kraton Corporation (-55%) were the largest detractors. Ferroglobe faced an abrupt reversal in fortune as pricing for silicon metals fell out of balance following an unexpected ruling that eliminated tariffs against countries that had been dumping product on the U.S. market. The stock had traded up over 45% in 2017 largely in anticipation of these tariffs being enacted. Furthermore, weaker global demand for silicon products and ensuing excess supply caused Ferroglobe's projected EBITDA to fall well short of internal expectations. The company has shuttered some capacity in an effort to restore global supply dynamics. We continue to hold the stock following what we believe to be an excessively negative response to near-term fundamentals. Kraton, a producer of specialty polymers used in a wide range of applications, declined on a confluence of what we believe are one-time, temporary issues. These included a damaged plant from Hurricane Michael, a chemical fire at another facility and the dismissal of the CFO for non-business reasons. In addition, historically low water levels on the Rhine River prevented key materials from reaching one of their major plants in Germany resulting in lower guidance for 2018. These factors will keep financial leverage levels elevated for longer than anticipated. We continue to own the stock as we believe in Kraton's ability to overcome these transitory setbacks and grow earnings over time while simultaneously improving their balance sheet.

Health care was a bright spot for the Fund as five of the top ten largest contributing stocks resided in this sector. Within this group, three holdings with exposure to treating the diabetes epidemic continued to drive performance, Tandem Diabetes (+1,509%), Dexcom (+109%) and Insulet (+15%). Tandem Diabetes was the clear standout, accounting for roughly half of the total contribution in health care as the stock rallied from a low of roughly $2 in February 2018 to a high of over $52 in September before retracting and ending the year at $38. Capital Appreciation had taken an initial position in Tandem in 2015 on the basis of promising pump technology that positioned the company for considerable market share gain; however, it had remained a small position until we bought aggressively near the lows on a secondary offering that secured adequate financing to remain a going concern. With financial risk largely behind the company investors began to focus on the underlying fundamental merits of their technology which showed increasing momentum throughout the year. In the most recent quarter, for example, Tandem posted 91% growth in pump sales and materially exceeded estimates. We expect the company to continue to post accelerated growth given the quality of their product portfolio and relatively limited position.

Frontier Capital Management Co., LLC
Investment Sub-Adviser to the M Capital Appreciation Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Frontier exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2018. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX (Unaudited)

The M Capital Appreciation Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Capital Appreciation Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Capital Appreciation Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/08 to 12/31/2018

RUSSELL 2500 INDEX

1 The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

2 Source: FactSet

M LARGE CAP VALUE FUND

Performance

For the twelve months ended December 31, 2018, the M Large Cap Value Fund had a return of (12.07)% (net of management fees) versus a total return (including reinvestment of dividends) of (8.27)% for its benchmark, the Russell 1000 Value Index1.

Market Environment/Conditions

2018 was a bust in terms of absolute returns, as just about every equity market segment posted negative results. U.S. losses were modest compared to international results, especially among emerging markets. Across the size and style spectrum, top caps outperformed small caps threefold, and growth continued to trounce value. A glimmer of hope was found toward the end of the year among low-volatility stocks.

Fund Review/Current Positioning

The Fund is fully invested in U.S. equities with no broad sector bets, and only modest industry-level and stock specific bets. The goal is to outperform the benchmark, the Russell 1000 Value Index, with incremental gains across many holdings. Using bottom-up, quantitatively-driven stock selection, AJO evaluates companies relative to their industry peers using four broad categories of measures: value, management, momentum, and sentiment. Value means the somewhat traditional ratios of price to fundamental value; management means evidence that a company's executive team has and will continue to emphasize earning power; momentum indicates when stocks might begin to rise toward full valuation; and sentiment captures the buying and selling behavior of key investor segments in various markets. When considering new investments, AJO, LP strongly focuses on minimizing transaction costs, which helps maximize profits for the Fund.

The Fund trailed its benchmark in 2018 by 3.80%. AJO describes the reasons behind relative returns using the framework of their investment process described above:

•  AJO's stock selection drove the Fund's underperformance, notably within consumer discretionary, financials, and industrials sectors.

•  Value and sentiment trends were inconsistent throughout the year, while management and momentum factors—quality and stability—were reliable contributors.

•  On the risk front, AJO's bottom-up stock selection led to industry and size bets that ultimately disappointed.

•  While the Fund remained sector-neutral to its Russell 1000 Value benchmark, it can (and does) emphasize industries with the most attractive valuation (and avoid the contrary)—a result of its bottom-up stock picking. Industry bets distracted this year, primarily a result of bets within the consumer discretionary sector (emphasizing motor vehicles and consumer durables and avoiding consumer services companies). That said, industry bets within the information technology sector (betting for software companies and against semiconductors stocks) proved helpful.

•  Successful stock picks include ExxonMobil, Philip Morris, and Verisign.

•  The Fund was negatively impacted from holding Ingredion, Masco, and Lincoln National.

AJO strongly believes that superior results can be achieved through a consistent, systematic approach that focuses on low-priced companies with proven management, earnings power, and favorable sentiment.

AJO, LP
Investment Sub-Adviser to M Large Cap Value Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of AJO exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2018. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP VALUE FUND AND THE RUSSELL 1000 VALUE INDEX (Unaudited)

The M Large Cap Value Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Value Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Value Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/13/08 to 12/31/18

RUSSELL 1000 VALUE INDEX

4 The Russell 1000® Value Index is a market capitalization-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth.

M International Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2018

Shares		Value (Note 1)
	COMMON STOCKS—74.7%
	Australia—3.7%
3,702	AGL Energy, Ltd.	$53,715
8,035	ALS, Ltd.	38,371
1,335	Altium, Ltd.	20,405
9,599	Amcor, Ltd.	89,584
12,594	AMP, Ltd.	21,733
1,231	Ansell, Ltd.	19,110
4,576	Aristocrat Leisure, Ltd.	70,393
487	ASX, Ltd.	20,561
4,297	Atlas Arteria, Ltd.	18,946
27,196	Aurizon Holdings, Ltd.	81,986
12,821	Ausdrill, Ltd.	10,746
16,565	Australia & New Zealand Banking Group, Ltd.	285,388
1,660	Bank of Queensland, Ltd.	11,341
19,836	Beach Energy, Ltd.	18,792
2,901	Bendigo & Adelaide Bank, Ltd.	22,047
28,363	BHP Group, Ltd.	683,829
6,586	BlueScope Steel, Ltd.	50,842
8,539	Boral, Ltd.	29,711
9,097	Brambles, Ltd.	65,036
1,732	Caltex Australia, Ltd.	31,084
2,491	carsales.com, Ltd.	19,300
5,928	Challenger, Ltd.	39,624
16,096	Cleanaway Waste Management, Ltd.	18,876
6,210	Coca-Cola Amatil, Ltd.	35,823
400	Cochlear, Ltd.	48,902
8,123	Coles Group, Ltd.*	67,170
13,861	Commonwealth Bank of Australia	706,743
3,340	Computershare, Ltd.	40,440
3,820	Costa Group Holdings, Ltd.	19,964
2,419	Crown Resorts, Ltd.	20,207
3,245	CSL, Ltd.	423,205
4,400	Downer EDI, Ltd.	20,950
4,297	DuluxGroup, Ltd.	19,854
4,311	Elders, Ltd.	21,437
13,141	Evolution Mining, Ltd.	34,154
669	Flight Centre Travel Group, Ltd.	20,224
24,562	Fortescue Metals Group, Ltd.	72,488
9,317	GWA Group, Ltd.	18,244
9,170	Incitec Pivot, Ltd.	21,185
7,352	Independence Group NL	19,781
14,639	Insurance Australia Group Ltd.	72,177
2,408	JB Hi-Fi, Ltd.	37,551
Shares		Value (Note 1)
	Australia (Continued)
2,512	LendLease Group	$20,577
4,284	Link Administration Holdings, Ltd.	20,428
2,349	Macquarie Group, Ltd.	179,763
1,171	Magellan Financial Group, Ltd.	19,416
22,423	Mayne Pharma Group, Ltd.*	12,240
12,504	Metcash, Ltd.	21,578
1,851	Mineral Resources, Ltd.	20,169
19,807	National Australia Bank, Ltd.	335,802
2,235	Newcrest Mining, Ltd.	34,318
5,029	NEXTDC, Ltd.*	21,643
5,984	nib holdings, Ltd.	21,917
7,157	Northern Star Resources, Ltd.	46,579
11,110	NRW Holdings, Ltd.	12,638
4,065	Oil Search, Ltd.	20,500
4,936	oOh!media, Ltd.	11,890
1,697	Orica, Ltd.	20,619
10,538	Origin Energy, Ltd.*	48,023
9,118	Orora, Ltd.	19,716
3,315	OZ Minerals, Ltd.	20,547
3,547	Pendal Group, Ltd.	19,912
2,030	Premier Investments, Ltd.	21,033
10,651	Qantas Airways, Ltd.	43,437
7,304	QBE Insurance Group, Ltd.	51,960
1,072	Ramsay Health Care, Ltd.	43,590
6,758	Regis Resources, Ltd.	22,991
3,594	Rio Tinto, Ltd.	198,642
4,596	Sandfire Resources NL	21,624
10,594	Santos, Ltd.	40,891
10,376	Saracen Mineral Holdings, Ltd.*	21,413
3,349	SEEK, Ltd.	39,912
2,601	Sonic Healthcare, Ltd.	40,506
9,838	South32, Ltd.	23,214
10,287	Southern Cross Media Group, Ltd.	7,282
12,721	Spark Infrastructure Group	19,802
6,758	St Barbara, Ltd.	22,372
4,658	Star Entertainment Grp, Ltd. (The)	14,961
11,105	Steadfast Group, Ltd.	21,510
3,030	Suncorp Group, Ltd.	26,955
4,226	Super Retail Group, Ltd.	20,925
4,242	Sydney Airport	20,108
6,942	Tabcorp Holdings, Ltd.	20,976
32,411	Telstra Corp., Ltd.	65,062
16,090	Transurban Group	132,029
1,963	Treasury Wine Estates, Ltd.	20,463

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Australia (Continued)
12,616	Vocus Group, Ltd.*	$28,435
8,107	Wesfarmers, Ltd.	183,982
25,089	Westpac Banking Corp.	442,493
6,375	Whitehaven Coal, Ltd.	19,398
3,888	Woodside Petroleum, Ltd.	85,770
7,616	Woolworths Group, Ltd.	157,819
2,336	WorleyParsons, Ltd.	18,790
		6,268,539
	Austria—0.2%
984	ANDRITZ AG	45,232
658	CA Immobilien Anlagen AG	20,823
133	DO & Co. AG	12,313
2,245	Erste Group Bank AG*	74,722
1,377	FACC AG	20,889
1,233	IMMOFINANZ AG*	29,525
211	Lenzing AG	19,207
1,814	OMV AG	79,498
3,082	Raiffeisen Bank International AG	78,393
1,874	Telekom Austria AG*	14,257
1,734	UNIQA Insurance Group AG	15,616
		410,475
	Belgium—0.7%
219	Ackermans & van Haaren NV	33,071
2,424	Ageas	109,148
5,568	AGFA-Gevaert NV*	21,244
7,147	Anheuser-Busch InBev SA/NV	472,486
609	Colruyt SA	43,429
258	D'ieteren SA/NV	9,731
175	Elia System Operator SA/NV	11,690
1,410	Euronav NV	10,048
548	EVS Broadcast Equipment SA	14,567
202	Galapagos NV*	18,645
197	Gimv NV	10,586
1,847	KBC Group NV	119,946
796	Ontex Group NV	16,325
1,637	Proximus SADP	44,302
214	Sipef NV	11,965
449	Solvay SA	44,921
449	Telenet Group Holding NV	20,886
1,442	UCB SA	117,800
523	Umicore SA	20,889
		1,151,679
Shares		Value (Note 1)
	Canada—8.2%
1,800	Absolute Software Corp.	$10,205
1,679	Aecon Group, Inc.	21,658
607	Ag Growth International, Inc.	20,808
1,389	Agnico Eagle Mines, Ltd.	56,061
1,100	Air Canada*	20,917
3,318	Alamos Gold, Inc., Class A	11,933
4,334	Algonquin Power & Utilities Corp.	43,588
3,403	Alimentation Couche-Tard, Inc., Class B	169,278
1,185	Altus Group, Ltd.	20,546
9,937	ARC Resources, Ltd.	58,958
989	Aritzia, Inc.*	11,881
700	Atco, Ltd., Class I	19,797
1,849	ATS Automation Tooling Systems, Inc.*	19,490
5,109	Aurora Cannabis, Inc.*	25,373
29,347	B2Gold Corp.*	85,771
8,595	Bank of Montreal	561,521
9,700	Bank of Nova Scotia (The)	483,508
16,126	Barrick Gold Corp.	217,699
4,271	Bausch Health Cos., Inc.*	78,994
1,608	BCE, Inc.	63,521
9,500	Birchcliff Energy, Ltd.	21,154
7,292	BlackBerry, Ltd.*	51,864
16,000	Bonavista Energy Corp.	14,064
2,062	Boralex, Inc., Class A	25,435
5,600	Brookfield Asset Management, Inc., Class A	214,615
785	BRP, Inc.	20,321
3,678	CAE, Inc.	67,595
6,709	Cameco Corp.	76,073
4,900	Canaccord Genuity Group, Inc.	20,710
400	Canada Goose Holdings, Inc.*	17,486
3,635	Canadian Imperial Bank of Commerce	270,735
5,715	Canadian National Railway Co.	423,267
19,631	Canadian Natural Resources, Ltd.	473,663
1,117	Canadian Pacific Railway, Ltd.	198,200
995	Canadian Tire Corp., Ltd., Class A	104,033
500	Canadian Utilities, Ltd., Class A	11,471
2,480	Canadian Western Bank	47,304
1,876	Canfor Corp.*	22,715
2,194	Capital Power Corp.	42,733
2,300	Cascades, Inc.	17,235
1,637	CCL Industries, Inc., Class I	60,027

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Canada (Continued)
2,566	Celestica, Inc.*	$22,480
9,834	Cenovus Energy, Inc.	69,152
5,235	Centerra Gold, Inc.*	22,471
9,000	CES Energy Solutions Corp.	20,766
1,621	CGI Group, Inc., Class A*	99,146
4,339	CI Financial Corp.	54,921
2,372	Cineplex, Inc.	44,201
490	Cogeco Communications, Inc.	23,610
300	Cogeco, Inc.	12,798
825	Colliers International Group, Inc.	45,498
217	Constellation Software, Inc.	138,901
2,837	Cott Corp.	39,504
3,330	CRH Medical Corp.*	10,196
4,912	Detour Gold Corp.*	41,485
500	Dollarama, Inc.	11,892
1,821	Dorel Industries, Inc., Class B	23,529
2,200	DREAM Unlimited Corp., Class A*	11,023
6,100	Dundee Precious Metals, Inc.*	16,086
4,100	ECN Capital Corp.	10,361
12,077	Element Fleet Management Corp.	61,128
663	Emera, Inc.	21,227
12,600	Enbridge, Inc.	391,420
7,600	Encana Corp.	43,868
2,494	Enerflex, Ltd.	29,193
7,134	Enerplus Corp.	55,496
441	Enghouse Systems, Ltd.	21,452
4,100	Ensign Energy Services, Inc.	14,385
4,400	Extendicare, Inc.	20,466
391	Fairfax Financial Holdings, Ltd.	172,124
2,600	Fiera Capital Corp.	21,502
3,098	Finning International, Inc.	54,008
2,677	First Capital Realty, Inc.	36,963
4,882	First Majestic Silver Corp.*	28,680
3,400	First Quantum Minerals, Ltd.	27,495
547	FirstService Corp.	37,539
3,902	Fortis, Inc.	130,076
1,030	Franco-Nevada Corp.	72,225
787	Genworth MI Canada, Inc.	23,174
1,045	George Weston, Ltd.	68,929
1,500	Gibson Energy, Inc.	20,524
1,871	Gildan Activewear, Inc.	56,793
2,859	Gluskin Sheff + Associates, Inc.	21,842
8,185	Goldcorp, Inc.	80,159
5,700	Gran Tierra Energy, Inc.*	12,442
1,337	Great Canadian Gaming Corp.*	46,881
Shares		Value (Note 1)
	Canada (Continued)
806	Great-West Lifeco, Inc.	$16,637
1,700	Home Capital Group, Inc.*	17,931
7,321	Hudbay Minerals, Inc.	34,642
8,282	Husky Energy, Inc.	85,598
2,998	Hydro One, Ltd.#	44,469
3,400	IAMGOLD Corp.*	12,477
800	Imperial Oil, Ltd.	20,270
2,161	Industrial Alliance Insurance & Financial Services, Inc.	68,968
2,417	Innergex Renewable Energy, Inc.	22,201
795	Intact Financial Corp.	57,762
5,565	Inter Pipeline, Ltd.	78,836
2,045	Interfor Corp.*	21,600
2,087	Intertape Polymer Group, Inc.	25,866
1,600	Invesque, Inc.	11,408
19,814	Ivanhoe Mines, Ltd., Class A*	34,397
700	Jamieson Wellness, Inc.	10,937
500	K-Bro Linen, Inc.	12,247
7,152	Kelt Exploration, Ltd.*	24,308
3,848	Keyera Corp.	72,749
1,864	Kinder Morgan Canada, Ltd.#	21,750
24,613	Kinross Gold Corp.*	79,327
2,070	Kirkland Lake Gold, Ltd.	53,979
1,199	Labrador Iron Ore Royalty Corp.	21,289
800	Laurentian Bank of Canada	22,309
1,289	Linamar Corp.	42,772
1,322	Loblaw Cos., Ltd.	59,176
8,900	Lucara Diamond Corp.	9,648
13,050	Lundin Mining Corp.	53,913
8,872	Magna International, Inc.	402,723
4,800	Major Drilling Group International, Inc.*	16,173
10,673	Manulife Financial Corp.	151,433
1,530	Maple Leaf Foods, Inc.	30,629
2,600	Martinrea International, Inc.	20,683
1,895	Medical Facilities Corp.	20,877
1,388	Methanex Corp.	66,757
1,982	Metro, Inc.	68,728
1,162	Morneau Shepell, Inc.	21,313
470	MTY Food Group, Inc.	20,877
2,700	Mullen Group, Ltd.	24,148
6,167	National Bank of Canada	253,194
1,740	NFI Group, Inc.	43,385
1,156	Norbord, Inc.	30,737
1,126	North West Co., Inc. (The)	25,915

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Canada (Continued)
2,067	Northland Power, Inc.	$32,855
3,318	Nutrien, Ltd.	155,838
11,800	OceanaGold Corp.	43,044
393	Onex Corp.	21,403
3,650	Open Text Corp.	118,975
3,287	Osisko Gold Royalties, Ltd.	28,820
4,296	Pan American Silver Corp.	62,716
4,549	Parex Resources, Inc.*	54,480
700	Park Lawn Corp.	11,824
2,607	Parkland Fuel Corp.	67,486
1,760	Pason Systems, Inc.	23,579
1,770	Pembina Pipeline Corp.	52,522
4,630	Peyto Exploration & Development Corp.	24,011
11,600	Precision Drilling Corp.*	20,138
300	Premium Brands Holdings Corp.	16,450
1,000	Quebecor, Inc., Class B	21,052
700	Recipe Unlimited Corp.	13,419
1,500	Restaurant Brands International, Inc.	78,362
1,345	Richelieu Hardware, Ltd.	22,354
1,489	Ritchie Bros Auctioneers, Inc.	48,710
2,834	Rogers Communications, Inc., Class B	145,229
5,300	Rogers Sugar, Inc.	21,119
12,600	Royal Bank of Canada	862,397
1,740	Russel Metals, Inc.	27,186
1,898	Saputo, Inc.	54,485
4,547	Secure Energy Services, Inc.	23,348
11,834	SEMAFO, Inc.*	25,572
2,897	Seven Generations Energy, Ltd.*	23,639
7,519	Shaw Communications, Inc., Class B	136,093
1,968	ShawCor, Ltd.	23,901
200	Shopify, Inc., Class A*	27,657
1,794	Sienna Senior Living, Inc.	20,684
1,359	Sleep Country Canada Holdings, Inc.#	19,879
1,519	SNC-Lavalin Group, Inc.	51,093
737	Spin Master Corp.#, *	20,725
3,369	SSR Mining, Inc.*	40,718
1,600	Stantec, Inc.	35,054
400	Stella-Jones, Inc.	11,606
3,244	Sun Life Financial, Inc.	107,618
22,526	Suncor Energy, Inc.	629,151
Shares		Value (Note 1)
	Canada (Continued)
3,579	Superior Plus Corp.	$25,377
12,012	Teck Resources, Ltd.	258,594
3,900	Teranga Gold Corp.*	11,513
1,944	TFI International, Inc.	50,266
1,433	Thomson Reuters Corp.	69,204
3,200	Timbercreek Financial Corp.	20,510
801	TMX Group, Ltd.	41,499
6,950	TORC Oil & Gas, Ltd.	22,247
1,339	Toromont Industries, Ltd.	53,219
14,500	Toronto-Dominion Bank (The)	720,752
5,111	Tourmaline Oil Corp.	63,569
7,036	TransAlta Corp.	28,810
2,812	TransAlta Renewables, Inc.	21,360
2,700	TransCanada Corp.	96,414
3,001	Tricon Capital Group, Inc.	21,301
15,700	Turquoise Hill Resources, Ltd.*	25,875
1,000	Uni-Select, Inc.	14,218
1,200	Valener, Inc.	17,000
3,227	Vermilion Energy, Inc.	67,982
1,800	Wajax Corp.	21,861
800	Waste Connections, Inc.	59,379
1,290	West Fraser Timber Co., Ltd.	63,725
12,500	Western Forest Products, Inc.	17,305
1,324	Wheaton Precious Metals Corp.	25,858
1,500	Wheaton Precious Metals Corp.	29,281
4,700	Whitecap Resources, Inc.	14,976
400	Winpak, Ltd.	13,991
863	WSP Global, Inc.	37,088
25,721	Yamana Gold, Inc.	60,478
		13,924,100
	Colombia—1.6%
376,157	Grupo Argos SA	1,957,522
73,115	Grupo de Inversiones Suramericana SA	723,158
		2,680,680
	Denmark—1.1%
11	AP Moller - Maersk A/S, Class A	12,998
23	AP Moller - Maersk A/S, Class B	28,885
907	Bang & Olufsen A/S*	12,374
641	Carlsberg A/S, Class B	68,128
555	Chr Hansen Holding A/S	49,108
568	Coloplast A/S, Class B	52,734
1,040	Danske Bank A/S	20,572

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Denmark (Continued)
2,005	DSV A/S	$132,057
316	FLSmidth & Co. A/S	14,213
261	Genmab A/S*	42,756
1,611	GN Store Nord A/S	60,148
818	H+H International A/S, Class B*	11,925
3,142	ISS A/S	87,777
593	Jyske Bank A/S	21,403
1,970	Matas A/S	17,534
266	Nilfisk Holding A/S*	9,409
362	NNIT A/S#	10,177
12,082	Novo Nordisk A/S, Class B	552,325
2,254	Novozymes A/S, Class B	100,620
1,030	Orsted A/S#	68,867
614	Pandora A/S	24,997
376	Per Aarsleff Holding A/S	11,482
402	Ringkjoebing Landbobank A/S	20,974
44	Rockwool International A/S, Class A	10,094
186	Rockwool International A/S, Class B	48,523
1,104	Royal Unibrew A/S	76,068
836	Scandinavian Tobacco Group A/S#	10,064
198	Schouw & Co. A/S	14,755
638	SimCorp A/S	43,627
1,256	Spar Nord Bank A/S	10,080
555	Sydbank A/S	13,210
676	Topdanmark A/S	31,432
837	Tryg A/S	21,052
2,306	Vestas Wind Systems A/S	174,140
1,375	William Demant Holding A/S*	39,014
		1,923,522
	Finland—0.9%
631	Cramo OYJ	10,787
2,156	Elisa OYJ	89,126
5,712	Fortum OYJ	125,000
1,730	Huhtamaki OYJ	53,657
934	Kemira OYJ	10,541
239	Kesko OYJ, Class A	11,939
373	Kesko OYJ, Class B	20,129
2,212	Kone OYJ, Class B	105,532
1,119	Konecranes OYJ	33,834
1,568	Metso OYJ	41,141
1,091	Neste Oyj	84,201
22,938	Nokia OYJ	132,195
Shares		Value (Note 1)
	Finland (Continued)
1,922	Nokian Renkaat OYJ	$59,061
281	Olvi OYJ, Class A	10,142
7,100	Oriola OYJ, Class B	16,107
727	Orion OYJ, Class A	25,239
1,558	Orion OYJ, Class B	54,052
5,228	Outokumpu OYJ	19,138
7,476	Raisio OYJ	20,086
873	Revenio Group OYJ	12,563
3,993	Sampo OYJ, Class A	175,725
8,204	Stora Enso OYJ	94,796
390	Tieto OYJ	10,537
1,160	Tikkurila OYJ	15,975
2,646	Tokmanni Group Corp.	21,767
8,944	UPM-Kymmene OYJ	226,984
559	Vaisala OYJ	10,568
2,116	Valmet OYJ	43,518
5,634	Wartsila OYJ Abp	89,694
1,665	YIT OYJ	9,739
		1,633,773
	France—6.8%
969	Accor SA	41,201
292	Aeroports de Paris	55,369
3,912	Air France-KLM*	42,491
3,707	Air Liquide SA	460,619
4,542	Airbus SE	436,927
966	Alstom SA	39,037
476	Alten SA	39,649
272	Amundi SA#	14,385
1,401	Arkema SA	120,325
286	Atos SE	23,423
368	Aubay	11,869
10,652	AXA SA	230,153
570	BioMerieux	37,552
5,629	BNP Paribas SA	254,591
5,062	Bollore SA	20,299
3,865	Bouygues SA	138,784
2,992	Bureau Veritas SA	61,003
1,394	Capgemini SE	138,635
5,158	Carrefour SA	88,115
6,743	Cie de St-Gobain	225,323
3,063	Cie Generale des Etablissements Michelin SCA	304,268
961	CNP Assurances	20,392
4,370	Credit Agricole SA	47,215

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	France (Continued)
5,283	Danone SA	$372,320
368	Dassault Systemes SE	43,724
5,436	Derichebourg SA	24,901
106	Devoteam SA	10,019
2,880	Edenred	105,955
1,777	Eiffage SA	148,546
6,771	Electricite de France SA	107,059
1,532	Elior Group SA#	22,924
4,742	Elis SA	79,052
9,816	Engie SA	140,865
722	EssilorLuxottica SA	91,368
155	Eurofins Scientific SE	57,895
993	Euronext NV#	57,228
1,237	Europcar Mobility Group#	11,147
4,666	Eutelsat Communications SA	91,979
178	Fnac Darty SA*	11,645
180	Gaztransport Et Technigaz SA	13,849
218	Hermes International	121,090
77	ID Logistics Group*	10,146
454	Iliad SA	63,799
410	Imerys SA	19,720
812	Ingenico Group SA	46,089
308	Ipsen SA	39,824
614	JCDecaux SA	17,249
637	Kaufman & Broad SA	24,377
569	Kering SA	268,335
913	Korian SA	32,512
1,281	L'Oreal SA	295,302
1,721	Lagardere SCA	43,420
1,064	Lectra	22,163
3,569	Legrand SA	201,597
2,967	LVMH Moet Hennessy Louis Vuitton SA	877,735
444	Mersen SA	11,955
8,152	Natixis SA	38,472
993	Neopost SA	27,101
683	Nexity SA	30,832
31,311	Orange SA	507,804
525	Orpea	53,667
583	Pernod-Ricard SA	95,720
13,186	Peugeot SA	281,686
3,769	Publicis Groupe SA	216,262
179	Remy Cointreau SA	20,293
2,261	Renault SA	141,314
5,791	Rexel SA	61,706
Shares		Value (Note 1)
	France (Continued)
611	Rothschild & Co.	$21,597
873	Rubis SCA	46,891
2,096	Safran SA	253,117
5,900	Sanofi	511,456
174	Sartorius Stedim Biotech	17,414
4,165	Schneider Electric SE	284,987
2,540	SCOR SE	114,662
393	SEB SA	50,791
6,297	SES SA, ADR	120,559
411	Societe BIC SA	41,981
3,636	Societe Generale SA	115,897
1,401	Sodexo SA	143,665
1,621	SPIE SA	21,526
5,033	STMicroelectronics NV	71,995
3,853	Suez	50,900
606	Teleperformance	96,928
943	Thales SA	110,205
19,482	Total SA	1,030,807
1,226	Ubisoft Entertainment SA*	99,002
3,814	Veolia Environnement SA	78,461
224	Vicat SA	10,641
4,958	Vinci SA	409,119
95	Virbac SA*	12,387
4,303	Vivendi SA	104,914
214	Worldline SA/France#,*	10,347
		11,642,520
	Germany—6.0%
1,211	Aareal Bank AG	37,449
1,377	adidas AG	287,772
210	ADO Properties SA#	10,952
2,638	Allianz SE, Registered	529,358
136	Amadeus Fire AG	12,699
8,773	Aroundtown SA	72,573
735	Axel Springer SE	41,584
12,319	BASF SE	852,515
3,864	Bayer AG, Registered	268,110
4,607	Bayerische Motoren Werke AG	373,188
474	BayWa AG	11,188
261	Bechtle AG	20,290
196	Beiersdorf AG	20,472
456	Bilfinger SE	13,312
1,357	Borussia Dortmund GmbH & Co. KGaA	12,384
2,718	Brenntag AG	117,403

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Germany (Continued)
603	CANCOM SE	$19,801
159	Cewe Stiftung & Co. KGAA	11,313
6,421	Commerzbank AG*	42,545
1,367	Continental AG	189,123
1,506	Covestro AG#	74,507
1,019	CTS Eventim AG & Co. KGaA	38,038
12,083	Daimler AG, Registered	635,582
17,813	Deutsche Bank AG, Registered	142,191
584	Deutsche Beteiligungs AG	22,449
1,312	Deutsche Boerse AG	157,763
696	Deutsche EuroShop AG	20,207
5,519	Deutsche Lufthansa AG	124,571
1,962	Deutsche Pfandbriefbank AG#	19,647
10,000	Deutsche Post AG, Registered	273,949
35,313	Deutsche Telekom AG, Registered	599,615
2,787	Deutsche Wohnen SE	127,728
3,473	Deutz AG	20,473
821	Dialog Semiconductor Plc*	21,202
507	Duerr AG	17,735
33,931	E.ON SE	335,387
298	Eckert & Ziegler AG	21,066
601	Elmos Semiconductor AG	13,331
2,150	Evonik Industries AG	53,701
1,986	Evotec AG*	39,513
334	Fielmann AG	20,665
479	Fraport AG Frankfurt Airport Services Worldwide	34,279
2,143	Freenet AG	41,606
3,621	Fresenius Medical Care AG & Co. KGaA	234,986
2,593	Fresenius SE & Co. KGaA	125,908
305	FUCHS PETROLUB SE	12,231
2,497	GEA Group AG	64,371
620	Gerresheimer AG	40,668
287	Gesco AG	7,169
1,432	Grand City Properties SA	31,092
499	Hannover Rueck SE	67,293
1,015	HeidelbergCement AG	62,078
524	Hella GmbH & Co. KGaA	20,893
443	Henkel AG & Co. KGaA	43,524
963	Henkel AG & Co. KGaA	105,260
160	HOCHTIEF AG	21,577
461	Hornbach Holding AG & Co. KGaA	21,761
1,048	HUGO BOSS AG	64,744
Shares		Value (Note 1)
	Germany (Continued)
14,412	Infineon Technologies AG	$286,740
3,678	K+S AG	66,245
578	KION Group AG	29,357
2,961	Kloeckner & Co. SE	20,559
529	LANXESS AG	24,365
874	LEG Immobilien AG	91,246
746	Merck KGaA	76,909
4,159	METRO AG	63,830
456	MTU Aero Engines AG	82,758
714	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	155,882
361	Nemetschek SE	39,604
397	Norma Group SE	19,641
390	OHB SE	13,807
1,631	OSRAM Licht AG	70,862
40	Puma SE	19,569
1,192	QIAGEN NV*	40,535
19	Rational AG	10,798
1,056	Rheinmetall AG	93,357
863	Rocket Internet SE#,*	19,954
641	RTL Group SA	34,298
4,660	RWE AG	101,258
1,686	SAF-Holland SA	21,635
523	Salzgitter AG	15,322
3,258	SAP SE	324,497
963	Scout24 AG#	44,311
2,778	Siemens AG	309,950
185	Sixt SE	14,668
435	Software AG	15,744
286	STRATEC SE	16,483
324	Stroeer SE & Co. KGaA	15,658
1,073	Symrise AG	79,296
1,795	TAG Immobilien AG	40,947
1,202	Takkt AG	18,785
315	Talanx AG*	10,755
420	Technotrans SE	11,790
5,253	Telefonica Deutschland Holding AG	20,572
2,041	thyssenkrupp AG	35,030
1,100	TLG Immobilien AG	30,525
1,644	Uniper SE	42,570
2,405	United Internet AG	105,261
542	Volkswagen AG	86,381
3,099	Volkswagen AG (Preference)	493,260
4,022	Vonovia SE	182,439
257	Vossloh AG	12,500

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Germany (Continued)
236	Wacker Chemie AG	$21,388
209	Washtec AG	14,463
1,065	Wirecard AG	162,046
767	Zeal Network SE	18,279
		10,248,920
	Hong Kong—1.4%
76,800	AIA Group, Ltd.	637,507
1,600	ASM Pacific Technology, Ltd.	15,417
2,700	BOC Aviation, Ltd.#	19,981
13,000	BOC Hong Kong Holdings, Ltd.	48,311
9,500	CK Asset Holdings, Ltd.	69,517
6,500	CK Hutchison Holdings, Ltd.	62,423
2,000	CK Infrastructure Holdings, Ltd.	15,146
8,500	CLP Holdings, Ltd.	96,067
6,000	Dah Sing Banking Group, Ltd.	10,589
2,400	Dah Sing Financial Holdings, Ltd.	11,861
20,000	Galaxy Entertainment Group, Ltd.	127,195
6,000	Giordano International, Ltd.	2,835
4,000	Hang Lung Group, Ltd.	10,186
6,000	Hang Lung Properties, Ltd.	11,432
8,300	Hang Seng Bank, Ltd.	186,341
5,000	Henderson Land Development Co., Ltd.	24,903
21,000	Hong Kong & China Gas Co., Ltd.	43,445
7,400	Hong Kong Exchanges & Clearing, Ltd.	214,142
14,000	Hongkong & Shanghai Hotels, Ltd. (The)	19,845
3,000	Hysan Development Co., Ltd.	14,271
7,000	Kerry Logistics Network, Ltd.	10,388
6,000	Kerry Properties, Ltd.	20,497
92,000	Li & Fung, Ltd.	14,451
51,600	Man Wah Holdings, Ltd.	20,757
4,000	MTR Corp., Ltd.	21,046
49,000	New World Development Co., Ltd.	64,829
5,000	NWS Holdings, Ltd.	10,255
66,000	PCCW, Ltd.	38,013
3,000	Power Assets Holdings, Ltd.	20,880
6,900	Samsonite International SA#,*	19,606
12,800	Sands China, Ltd.	56,068
8,000	Sino Land Co., Ltd.	13,710
12,000	SITC International Holdings Co., Ltd.	11,310
6,500	Sun Hung Kai Properties, Ltd.	92,638
Shares		Value (Note 1)
	Hong Kong (Continued)
4,500	Swire Pacific, Ltd., Class A	$47,526
3,000	Swire Properties, Ltd.	10,536
8,000	Techtronic Industries Co., Ltd.	42,500
4,000	Vitasoy International Holdings, Ltd.	15,248
1,300	VTech Holdings, Ltd.	10,758
105,500	WH Group, Ltd.#	81,242
2,000	Wharf Real Estate Investment Co., Ltd.	11,966
3,000	Wheelock & Co., Ltd.	17,144
9,200	Wynn Macau, Ltd.	20,067
12,000	Xinyi Glass Holdings, Ltd.	13,271
6,000	Yue Yuen Industrial Holdings, Ltd.	19,194
		2,345,314
	Ireland—0.4%
5,093	AIB Group Plc	21,474
10,939	Bank of Ireland Group Plc	60,912
3,640	C&C Group Plc	11,365
3,828	CRH Plc	101,315
5,700	CRH Plc, SP ADR	150,195
3,273	Glanbia Plc	61,501
1,946	Irish Continental Group Plc	9,476
1,159	Kerry Group Plc, Class A	114,865
1,950	Kingspan Group Plc	83,515
738	Paddy Power Betfair Plc	60,584
945	Smurfit Kappa Group Plc	25,184
		700,386
	Israel—0.3%
669	ADO Group, Ltd.*	12,703
9,376	Bank Hapoalim BM	59,302
9,084	Bank Leumi Le-Israel BM	54,904
25	Bayside Land Corp.	10,637
2,356	Cellcom Israel, Ltd.*	13,925
1,006	Clal Insurance Enterprises Holdings, Ltd.*	14,173
187	Elbit Systems, Ltd.	21,322
58	Electra, Ltd.	13,914
501	Fox Wizel, Ltd.	11,362
275	IDI Insurance Co., Ltd.	14,091
7,565	Israel Chemicals, Ltd.	42,891
1,175	Matrix IT, Ltd.	13,000
2,083	Maytronics, Ltd.	11,899
1,106	Menora Mivtachim Holdings, Ltd.	11,758
1,212	Mizrahi Tefahot Bank, Ltd.	20,466

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Israel (Continued)
2,005	Naphtha Israel Petroleum Corp., Ltd.*	$12,789
156	Nice, Ltd.*	16,780
324	Nice, Ltd., SP ADR*	35,060
2,397	Partner Communications Co., Ltd.*	11,763
134	Paz Oil Co., Ltd.	20,215
403	Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	20,736
6,488	Shikun & Binui, Ltd.*	11,016
1,314	Summit Real Estate Holdings, Ltd.	10,817
3,843	Teva Pharmaceutical Industries, Ltd., SP ADR*	59,259
		524,782
	Italy—1.8%
23,194	A2A SpA	41,788
1,290	Amplifon SpA	20,766
9,605	Assicurazioni Generali SpA	160,672
2,754	Atlantia SpA	57,018
1,680	Azimut Holding SpA	18,352
2,332	Banca Farmafactoring SpA#	12,130
9,396	Banca Popolare di Sondrio SCPA	28,335
30,073	Banco BPM SpA*	67,810
5,308	BPER Banca	20,459
1,912	Brembo SpA	19,486
1,230	Buzzi Unicem SpA	21,174
3,016	Cairo Communication SpA	11,835
13,512	CIR-Compagnie Industriali Riunite SpA	14,382
8,425	CNH Industrial NV	75,756
248,243	Credito Valtellinese SpA*	20,905
2,404	Davide Campari-Milano SpA	20,341
253	DiaSorin SpA	20,494
70,687	Enel SpA	408,512
37,124	Eni SpA	584,769
8,133	Falck Renewables SpA	21,852
1,143	Ferrari NV	113,646
211	Ferrari NV	20,982
22,449	Fiat Chrysler Automobiles NV*	326,193
4,440	FinecoBank Banca Fineco SpA	44,655
725	Gruppo MutuiOnline SpA	13,174
6,924	Hera SpA	21,118
375	Interpump Group SpA	11,171
71,917	Intesa Sanpaolo SpA	159,837
9,018	Iren SpA	21,657
Shares		Value (Note 1)
	Italy (Continued)
7,345	Italgas SpA	$42,044
2,260	Leonardo SpA	19,881
7,518	Mediobanca Banca di Credito Finanziario SpA	63,535
2,693	Poste Italiane SpA#	21,549
5,199	Saipem SpA*	19,449
10,551	Saras SpA	20,442
14,612	Snam SpA	63,937
1,512	Societa Cattolica di Assicurazioni SC	12,309
151,273	Telecom Italia SpA*	83,766
1,807	Tenaris SA	19,544
12,686	Terna Rete Elettrica Nazionale SpA	71,992
10,970	UniCredit SpA	124,356
19,026	Unione di Banche Italiane SpA	55,217
5,168	Unipol Gruppo SpA	20,831
9,399	UnipolSai Assicurazioni SpA	21,285
		3,039,406
	Japan—17.0%
1,200	77 Bank, Ltd. (The)	20,879
400	ABC-Mart, Inc.	22,189
5,900	Acom Co., Ltd.	19,325
1,200	Adastria Co., Ltd.	20,309
1,500	ADEKA Corp.	21,801
2,500	Advantest Corp.	51,184
4,700	Aeon Co., Ltd.	92,173
1,400	AEON Financial Service Co., Ltd.	24,959
2,100	AGC, Inc.	65,718
1,200	Ai Holdings Corp.	21,262
700	Aica Kogyo Co., Ltd.	23,503
300	Ain Holdings, Inc.	21,541
2,300	Air Water, Inc.	34,939
2,300	Aisin Seiki Co., Ltd.	80,161
2,900	Ajinomoto Co., Inc.	51,780
800	Alfresa Holdings Corp.	20,459
2,600	Alps Electric Co., Ltd.	50,645
4,700	Amada Holdings Co., Ltd.	42,367
1,000	Amano Corp.	19,415
700	ANA Holdings, Inc.	25,169
1,500	Anritsu Corp.	20,884
1,100	AOKI Holdings, Inc.	12,957
900	Aoyama Trading Co., Ltd.	21,637
700	Aozora Bank, Ltd.	20,916
1,000	Arcs Co., Ltd.	22,335

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Japan (Continued)
3,400	Asahi Group Holdings, Ltd.	$132,426
1,000	Asahi Holdings, Inc.	20,528
800	Asahi Intecc Co., Ltd.	33,867
15,000	Asahi Kasei Corp.	154,646
10,900	Astellas Pharma, Inc.	139,376
2,400	Atom Corp.	20,692
1,600	Avex, Inc.	20,364
1,100	Azbil Corp.	21,778
2,000	Bandai Namco Holdings, Inc.	89,868
600	Bank of Kyoto, Ltd. (The)	24,880
1,300	Bell System24 Holdings, Inc.	15,324
800	Benesse Holdings, Inc.	20,422
1,500	Bic Camera, Inc.	19,078
800	BML, Inc.	20,598
7,200	Bridgestone Corp.	278,265
4,000	Broadleaf Co., Ltd.	19,452
1,400	Brother Industries, Ltd.	20,833
3,200	Bunka Shutter Co., Ltd.	20,846
700	Calbee, Inc.	21,970
7,000	Canon, Inc.	191,661
1,200	Capcom Co., Ltd.	23,780
1,600	Casio Computer Co., Ltd.	19,036
1,100	Central Glass Co., Ltd.	21,738
900	Central Japan Railway Co.	190,215
3,700	Chiba Bank, Ltd. (The)	20,727
3,800	Chubu Electric Power Co., Inc.	54,172
700	Chudenko Corp.	14,919
800	Chugai Pharmaceutical Co., Ltd.	46,567
1,700	Chugoku Electric Power Co., Inc. (The)	22,149
5,400	Citizen Watch Co., Ltd.	26,703
2,400	CKD Corp.	20,452
800	Coca-Cola Bottlers Japan Holdings, Inc.	23,977
1,000	Colowide Co., Ltd.	20,957
900	COMSYS Holdings Corp.	22,031
5,100	Concordia Financial Group, Ltd.	19,636
1,000	Cosmo Energy Holdings Co., Ltd.	20,656
1,900	Credit Saison Co., Ltd.	22,379
900	CyberAgent, Inc.	34,857
1,700	Dai Nippon Printing Co., Ltd.	35,627
5,100	Dai-ichi Life Holdings, Inc.	79,940
2,100	Daicel Corp.	21,670
600	Daido Steel Co., Ltd.	23,676
700	Daifuku Co., Ltd.	32,061
Shares		Value (Note 1)
	Japan (Continued)
1,000	Daihen Corp.	$20,172
700	Daiho Corp.	22,640
1,800	Daiichi Sankyo Co., Ltd.	57,660
600	Daiichikosho Co., Ltd.	28,466
1,500	Daikin Industries, Ltd.	160,052
1,900	Daio Paper Corp.	21,963
500	Daito Trust Construction Co., Ltd.	68,496
5,300	Daiwa House Industry Co., Ltd.	169,147
13,100	Daiwa Securities Group, Inc.	66,525
500	Daiwabo Holdings Co., Ltd.	23,265
2,200	DCM Holdings Co., Ltd.	23,023
1,200	DeNA Co., Ltd.	20,079
1,300	Denka Co., Ltd.	36,887
3,100	Denso Corp.	138,391
1,000	Dentsu, Inc.	44,752
1,200	DIC Corp.	36,896
400	Digital Arts, Inc.	22,262
400	Disco Corp.	46,896
1,800	DMG Mori Co., Ltd.	20,380
900	Don Quijote Holdings Co., Ltd.	56,001
1,100	Doutor Nichires Holdings Co., Ltd.	20,152
600	Dowa Holdings Co., Ltd.	18,065
1,000	Duskin Co., Ltd.	21,942
1,900	East Japan Railway Co.	168,340
1,100	Ebara Corp.	24,799
900	Eisai Co., Ltd.	69,812
600	Eizo Corp.	22,253
800	Elecom Co., Ltd.	20,408
900	Electric Power Development Co., Ltd.	21,399
500	Exedy Corp.	12,276
200	FamilyMart UNY Holdings Co., Ltd.	25,382
900	Fancl Corp., Class C	23,049
800	FANUC Corp.	121,673
400	Fast Retailing Co., Ltd.	205,721
2,100	Financial Products Group Co., Ltd.	21,497
400	FP Corp.	24,524
1,400	Fuji Electric Co., Ltd.	41,449
1,500	Fuji Media Holdings, Inc.	20,706
700	Fuji Oil Holdings, Inc.	22,417
700	Fuji Seal International, Inc.	24,780
1,800	FUJIFILM Holdings Corp.	70,125
1,600	Fujitsu General, Ltd.	20,554
2,800	Fujitsu, Ltd.	174,915

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Japan (Continued)
1,000	Fukuoka Financial Group, Inc.	$20,410
600	Fukuyama Transporting Co., Ltd.	23,156
1,400	Funai Soken Holdings, Inc.	20,973
1,200	Furukawa Electric Co., Ltd.	30,239
500	Fuyo General Lease Co., Ltd.	25,546
1,000	Glory, Ltd.	22,572
1,700	GMO internet, Inc.	22,816
200	Goldwin, Inc.	21,441
5,100	Gree, Inc.	20,241
1,000	GS Yuasa Corp.	20,510
4,900	Gunma Bank, Ltd. (The)	20,520
600	Gunze, Ltd.	22,745
5,000	Hachijuni Bank, Ltd. (The)	20,574
2,400	Hakuhodo DY Holdings, Inc.	34,487
700	Hamamatsu Photonics KK	23,598
2,200	Hankyu Hanshin Holdings, Inc.	73,263
800	Hanwa Co., Ltd.	20,649
400	Harmonic Drive Systems, Inc.	10,985
5,200	Haseko Corp.	54,797
3,500	Hazama Ando Corp.	23,183
900	Heiwado Co., Ltd.	20,692
200	Hikari Tsushin, Inc.	31,331
400	Hisamitsu Pharmaceutical Co., Inc.	22,152
1,000	Hitachi Capital Corp.	21,112
1,500	Hitachi Chemical Co., Ltd.	22,718
1,900	Hitachi Construction Machinery Co., Ltd.	44,586
700	Hitachi High-Technologies Corp.	22,066
2,000	Hitachi Metals, Ltd.	20,984
11,500	Hitachi, Ltd.	307,999
2,900	Hokkaido Electric Power Co., Inc.	20,109
3,000	Hokuetsu Corp.	13,658
1,800	Hokuhoku Financial Group, Inc.	20,348
2,300	Hokuriku Electric Power Co.*	20,124
1,200	Hokuto Corp.	21,087
11,600	Honda Motor Co., Ltd.	306,338
500	Horiba, Ltd.	20,483
3,100	Hosiden Corp.	20,392
2,400	Hoya Corp.	144,847
2,300	Hulic Co., Ltd.	20,670
3,000	Hyakugo Bank, Ltd. (The)	10,702
1,400	Ibiden Co., Ltd.	19,773
1,000	IBJ Leasing Co., Ltd.	22,070
6,700	Ichigo, Inc.	19,500
Shares		Value (Note 1)
	Japan (Continued)
3,300	Idemitsu Kosan Co., Ltd.	$108,690
2,200	IHI Corp.	60,818
1,100	Iida Group Holdings Co., Ltd.	19,078
7,300	Inpex Corp.	65,384
1,000	Internet Initiative Japan, Inc.	22,691
600	Iriso Electronics Co., Ltd.	22,280
1,900	Isetan Mitsukoshi Holdings, Ltd.	21,062
1,500	Isuzu Motors, Ltd.	21,192
500	Ito En, Ltd.	22,467
9,600	ITOCHU Corp.	163,525
3,400	Itoham Yonekyu Holdings, Inc.	20,567
700	Iwatani Corp.	23,439
500	Izumi Co., Ltd.	23,311
1,600	J Front Retailing Co., Ltd.	18,393
1,300	Jaccs Co., Ltd.	21,112
700	Jafco Co., Ltd.	22,321
1,400	Japan Airlines Co., Ltd.	49,700
1,800	Japan Aviation Electronics Industry, Ltd.	20,890
4,900	Japan Exchange Group, Inc.	79,532
1,500	Japan Lifeline Co., Ltd.	19,392
1,100	Japan Petroleum Exploration Co., Ltd.	19,791
7,500	Japan Post Holdings Co., Ltd.	86,561
3,000	Japan Securities Finance Co., Ltd.	15,136
1,300	Japan Steel Works, Ltd. (The)	21,005
10,300	Japan Tobacco, Inc.	245,882
2,800	Japan Wool Textile Co., Ltd. (The)	21,127
3,600	JFE Holdings, Inc.	57,709
1,500	JGC Corp.	21,171
400	JINS, Inc.	21,203
1,800	JSR Corp.	27,179
3,800	JTEKT Corp.	42,505
800	Juroku Bank, Ltd. (The)	16,693
8,900	JVC Kenwood Corp.	19,163
45,900	JXTG Holdings, Inc.	241,508
2,200	K's Holdings Corp.	21,678
1,900	Kadokawa Dwango*	20,005
800	Kagome Co., Ltd.	21,028
7,500	Kajima Corp.	101,136
1,100	Kakaku.com, Inc.	19,490
500	Kaken Pharmaceutical Co., Ltd.	22,193
1,000	Kamigumi Co., Ltd.	20,583
800	Kanamoto Co., Ltd.	21,087
2,200	Kandenko Co., Ltd.	21,417

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Japan (Continued)
600	Kaneka Corp.	$21,568
1,700	Kanematsu Corp.	20,706
4,400	Kansai Electric Power Co., Inc. (The)	66,238
1,200	Kansai Paint Co., Ltd.	23,145
3,400	Kao Corp.	252,941
2,100	Kawasaki Heavy Industries, Ltd.	45,064
1,600	Kawasaki Kisen Kaisha, Ltd.*	19,780
16,600	KDDI Corp.	397,413
1,200	Keihan Holdings Co., Ltd.	48,994
1,500	Keikyu Corp.	24,593
700	Keio Corp.	40,810
900	Keisei Electric Railway Co., Ltd.	28,247
2,500	Keiyo Bank, Ltd. (The)	16,103
4,600	Kenedix, Inc.	19,767
900	Kewpie Corp.	20,175
600	Keyence Corp.	304,804
400	Kikkoman Corp.	21,568
1,400	Kintetsu Group Holdings Co., Ltd.	60,928
900	Kintetsu World Express, Inc.	13,319
6,400	Kirin Holdings Co., Ltd.	134,213
800	Kissei Pharmaceutical Co., Ltd.	20,444
1,500	Kito Corp.	20,610
2,600	Kitz Corp.	20,353
800	Kobe Bussan Co., Ltd.	23,685
4,400	Kobe Steel, Ltd.	30,670
900	Kohnan Shoji Co., Ltd.	21,858
1,500	Koito Manufacturing Co., Ltd.	77,734
1,500	Kokuyo Co., Ltd.	21,965
11,000	Komatsu, Ltd.	237,402
1,100	KOMEDA Holdings Co., Ltd.	21,718
1,000	Komeri Co., Ltd.	21,632
700	Konami Holdings Corp.	30,687
6,900	Konica Minolta, Inc.	62,513
300	Kose Corp.	47,242
4,600	Kubota Corp.	65,534
3,100	Kumiai Chemical Industry Co., Ltd.	18,328
2,700	Kuraray Co., Ltd.	38,183
400	Kureha Corp.	22,225
1,100	Kurita Water Industries, Ltd.	26,736
1,500	Kyocera Corp.	75,380
500	Kyoritsu Maintenance Co., Ltd.	21,988
1,000	Kyowa Exeo Corp.	23,521
1,100	Kyowa Hakko Kirin Co., Ltd.	20,845
600	Kyudenko Corp.	22,827
Shares		Value (Note 1)
	Japan (Continued)
2,400	Kyushu Electric Power Co., Inc.	$28,663
5,000	Kyushu Financial Group, Inc.	18,977
1,200	Kyushu Railway Co.	40,673
800	Lasertec Corp.	20,452
400	Lawson, Inc.	25,364
1,000	Life Corp.	20,601
700	LINE Corp.*	24,109
1,100	Lion Corp.	22,782
2,600	LIXIL Group Corp.	32,309
1,400	LIXIL VIVA Corp.	19,888
3,900	M3, Inc.	52,448
700	Mabuchi Motor Co., Ltd.	21,523
1,300	Macnica Fuji Electronics Holdings, Inc.	16,000
900	Macromill, Inc.	11,742
600	Makino Milling Machine Co., Ltd.	21,295
900	Makita Corp.	32,065
6,800	Marubeni Corp.	47,920
700	Maruha Nichiro Corp.	23,598
1,100	Marui Group Co., Ltd.	21,407
400	Maruwa Co., Ltd.	20,546
1,900	Matsui Securities Co., Ltd.	20,022
1,700	Maxell Holdings, Ltd.	22,428
6,700	Mazda Motor Corp.	69,381
500	McDonald's Holdings Co. Japan, Ltd.	21,258
9,000	Mebuki Financial Group, Inc.	23,977
1,000	Medipal Holdings Corp.	21,486
1,700	Meidensha Corp.	21,451
700	MEIJI Holdings Co., Ltd.	57,224
500	Meitec Corp.	20,369
600	Milbon Co., Ltd.	24,470
5,500	MINEBEA MITSUMI, Inc.	79,786
900	Miraca Holdings, Inc.	20,380
1,600	Mirait Holdings Corp.	23,532
1,000	MISUMI Group, Inc.	21,158
15,300	Mitsubishi Chemical Holdings Corp.	116,224
6,500	Mitsubishi Corp.	179,098
13,000	Mitsubishi Electric Corp.	144,286
8,400	Mitsubishi Estate Co., Ltd.	132,547
1,700	Mitsubishi Gas Chemical Co., Inc.	25,669
1,400	Mitsubishi Heavy Industries, Ltd.	50,531
1,000	Mitsubishi Materials Corp.	26,413
5,200	Mitsubishi Motors Corp.	28,561

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Japan (Continued)
1,500	Mitsubishi Tanabe Pharma Corp.	$21,637
55,800	Mitsubishi UFJ Financial Group, Inc.	273,845
8,700	Mitsubishi UFJ Lease & Finance Co., Ltd.	41,910
7,900	Mitsui & Co., Ltd.	121,846
3,000	Mitsui Chemicals, Inc.	67,990
2,100	Mitsui E&S Holdings Co., Ltd.*	19,734
4,200	Mitsui Fudosan Co., Ltd.	93,691
1,100	Mitsui Mining & Smelting Co., Ltd.	22,852
1,900	Mitsui OSK Lines, Ltd.	41,587
900	Miura Co., Ltd.	20,569
1,000	Mixi, Inc.	21,003
114,600	Mizuho Financial Group, Inc.	178,061
300	Mochida Pharmaceutical Co., Ltd.	24,689
300	Monogatari Corp. (The)	24,169
1,100	MonotaRO Co., Ltd.	27,278
700	Morinaga Milk Industry Co., Ltd.	19,671
2,200	MS&AD Insurance Group Holdings, Inc.	62,866
1,400	Murata Manufacturing Co., Ltd.	191,022
1,200	Nabtesco Corp.	26,232
600	Nachi-Fujikoshi Corp.	20,939
1,500	Nagase & Co., Ltd.	20,734
1,300	Nagoya Railroad Co., Ltd.	34,349
1,200	Nankai Electric Railway Co., Ltd.	31,794
800	Nanto Bank, Ltd. (The)	15,649
2,600	NEC Corp.	77,451
1,100	NET One Systems Co., Ltd.	19,410
2,000	NGK Insulators, Ltd.	27,207
2,500	NGK Spark Plug Co., Ltd.	49,998
700	NH Foods, Ltd.	26,408
2,400	NHK Spring Co., Ltd.	21,130
1,300	Nichi-iko Pharmaceutical Co., Ltd.	19,108
1,200	Nichias Corp.	20,594
2,800	Nichicon Corp.	20,335
2,200	NichiiGakkan Co., Ltd.	20,734
800	Nichirei Corp.	22,079
1,300	Nidec Corp.	147,963
1,600	Nifco, Inc.	37,954
700	Nihon Kohden Corp.	22,800
1,000	Nihon M&A Center, Inc.	20,218
1,800	Nihon Parkerizing Co., Ltd.	20,890
900	Nihon Unisys, Ltd.	20,126
700	Nikkon Holdings Co., Ltd.	16,778
Shares		Value (Note 1)
	Japan (Continued)
3,000	Nikon Corp.	$44,752
400	Nintendo Co., Ltd.	106,875
1,200	Nippo Corp.	23,134
700	Nippon Densetsu Kogyo Co., Ltd.	13,904
900	Nippon Electric Glass Co., Ltd.	22,113
1,200	Nippon Express Co., Ltd.	67,004
600	Nippon Gas Co., Ltd.	21,842
10,300	Nippon Light Metal Holdings Co., Ltd.	20,956
1,200	Nippon Paper Industries Co., Ltd.	21,514
1,200	Nippon Seiki Co., Ltd.	20,594
400	Nippon Shokubai Co., Ltd.	25,583
2,600	Nippon Signal Company, Ltd.	21,254
900	Nippon Soda Co., Ltd.	22,088
5,500	Nippon Steel & Sumitomo Metal Corp.	94,966
3,600	Nippon Suisan Kaisha, Ltd.	20,167
4,000	Nippon Telegraph & Telephone Corp.	163,569
1,800	Nippon Yusen KK	27,771
2,200	Nipro Corp.	26,997
2,000	Nishi-Nippon Financial Holdings, Inc.	17,481
900	Nishi-Nippon Railroad Co., Ltd.	22,704
1,000	Nishimatsu Construction Co., Ltd.	22,837
700	Nishio Rent All Co., Ltd.	21,044
1,300	Nissan Chemical Corp.	68,318
27,700	Nissan Motor Co., Ltd.	222,474
2,700	Nissan Shatai Co., Ltd.	23,993
2,700	Nisshinbo Holdings, Inc.	20,471
400	Nissin Foods Holdings Co., Ltd.	25,181
500	Nitori Holdings Co., Ltd.	62,634
1,300	Nitto Boseki Co., Ltd.	21,290
1,400	Nitto Denko Corp.	70,801
500	Noevir Holdings Co., Ltd.	21,783
700	NOF Corp.	23,982
1,100	Nojima Corp.	22,330
1,500	NOK Corp.	21,021
900	Nomura Co., Ltd.	20,717
15,900	Nomura Holdings, Inc.	61,044
1,100	Nomura Real Estate Holdings, Inc.	20,223
500	Nomura Research Institute, Ltd.	18,589
7,800	North Pacific Bank, Ltd.	20,922
5,200	NSK, Ltd.	45,023
5,100	NTN Corp.	14,797
5,900	NTT Data Corp.	64,865

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Japan (Continued)
11,900	NTT DOCOMO, Inc.	$268,443
6,000	Obayashi Corp.	54,414
300	Obic Co., Ltd.	23,238
2,100	Odakyu Electric Railway Co., Ltd.	46,309
1,100	Ogaki Kyoritsu Bank, Ltd. (The)	22,049
12,000	Oji Holdings Corp.	61,858
4,600	Okasan Securities Group, Inc.	20,481
1,800	Oki Electric Industry Co., Ltd.	21,333
1,100	Okinawa Electric Power Co., Inc. (The)	21,417
500	OKUMA Corp.	23,995
3,100	Olympus Corp.	95,456
2,400	Omron Corp.	87,587
600	Open House Co., Ltd.	20,309
400	Oracle Corp. Japan	25,546
700	Oriental Land Co., Ltd.	70,604
15,600	ORIX Corp.	228,510
3,000	Osaka Gas Co., Ltd.	54,988
1,100	OSG Corp.	21,387
700	Otsuka Corp.	19,287
1,200	Otsuka Holdings Co., Ltd.	49,191
1,900	Outsourcing, Inc.	18,306
31,300	Panasonic Corp.	282,887
3,900	Penta-Ocean Construction Co., Ltd.	21,670
800	PeptiDream, Inc.*	31,677
1,300	Persol Holdings Co., Ltd.	19,404
1,000	Pigeon Corp.	42,881
1,600	Pressance Corp.	19,123
1,300	Qol Holdings Co., Ltd.	19,784
1,600	Raito Kogyo Co., Ltd.	21,357
8,000	Rakuten, Inc.	53,720
7,700	Recruit Holdings Co., Ltd.	187,047
900	Relo Group, Inc.	21,128
11,000	Renesas Electronics Corp.*	50,180
2,800	Rengo Co., Ltd.	22,174
9,700	Resona Holdings, Inc.	46,790
1,100	Resorttrust, Inc.	16,168
5,200	Ricoh Co., Ltd.	51,096
400	Rinnai Corp.	26,422
4,000	Riso Kyoiku Co., Ltd.	16,678
500	Rohm Co., Ltd.	32,115
900	Royal Holdings Co., Ltd.	20,922
200	Ryohin Keikaku Co., Ltd.	48,447
600	S Foods, Inc.	22,417
2,100	San-Ai Oil Co., Ltd.	20,865
Shares		Value (Note 1)
	Japan (Continued)
3,000	San-In Godo Bank, Ltd. (The)	$21,076
1,200	Sangetsu Corp.	21,842
1,200	Sanken Electric Co., Ltd.	22,477
600	Sankyo Co., Ltd.	22,882
500	Sankyu, Inc.	22,695
2,200	Santen Pharmaceutical Co., Ltd.	31,834
2,300	Sanwa Holdings Corp.	26,210
500	Sanyo Chemical Industries, Ltd.	23,128
1,200	Sapporo Holdings, Ltd.	25,105
900	Sato Holdings Corp.	21,431
400	Sawai Pharmaceutical Co., Ltd.	19,087
1,000	SBI Holdings, Inc.	19,698
600	SCREEN Holdings Co., Ltd.	25,209
600	SCSK Corp.	21,295
1,000	Secom Co., Ltd.	83,153
3,000	Seibu Holdings, Inc.	52,388
4,500	Seiko Epson Corp.	63,555
1,100	Seiko Holdings Corp.	21,206
1,600	Seino Holdings Co., Ltd.	21,050
1,400	Seiren Co., Ltd.	22,864
6,200	Sekisui Chemical Co., Ltd.	92,260
6,000	Sekisui House, Ltd.	88,627
600	Seria Co., Ltd.	20,364
5,900	Seven & I Holdings Co., Ltd.	257,467
7,000	Seven Bank, Ltd.	20,054
1,900	Sharp Corp.	19,103
1,000	Shiga Bank, Ltd. (The)	23,475
1,700	Shikoku Electric Power Co., Inc.	20,598
1,000	Shimadzu Corp.	19,835
300	Shimamura Co., Ltd.	22,992
300	Shimano, Inc.	42,480
3,500	Shimizu Corp.	28,580
1,700	Shin-Etsu Chemical Co., Ltd.	132,395
1,800	Shinsei Bank, Ltd.	21,497
1,600	Shionogi & Co., Ltd.	91,543
600	Ship Healthcare Holdings, Inc.	22,198
2,600	Shiseido Co., Ltd.	163,489
2,200	Shizuoka Bank, Ltd. (The)	17,282
300	SHO-BOND Holdings Co., Ltd.	22,362
2,700	Showa Denko KK	80,553
2,600	Skylark Holdings Co., Ltd.	41,157
200	SMC Corp.	60,654
1,300	SMS Co., Ltd.	20,519
7,700	SoftBank Group Corp.	513,193
500	Sohgo Security Services Co., Ltd.	23,448

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Japan (Continued)
7,800	Sojitz Corp.	$27,185
1,400	Sompo Holdings, Inc.	47,669
10,500	Sony Corp.	510,223
1,100	Sony Financial Holdings, Inc.	20,624
800	Sotetsu Holdings, Inc.	23,867
800	Square Enix Holdings Co., Ltd.	21,802
400	Stanley Electric Co., Ltd.	11,277
1,600	Star Micronics Co., Ltd.	21,765
800	Starts Corp., Inc.	17,773
7,300	Subaru Corp.	157,183
3,200	SUMCO Corp.	35,823
13,500	Sumitomo Chemical Co., Ltd.	65,649
5,300	Sumitomo Corp.	75,507
700	Sumitomo Dainippon Pharma Co., Ltd.	22,321
5,300	Sumitomo Electric Industries, Ltd.	70,696
1,600	Sumitomo Forestry Co., Ltd.	21,021
1,700	Sumitomo Heavy Industries, Ltd.	50,796
1,900	Sumitomo Metal Mining Co., Ltd.	51,095
3,600	Sumitomo Mitsui Construction Co., Ltd.	21,941
6,200	Sumitomo Mitsui Financial Group, Inc.	206,186
1,500	Sumitomo Mitsui Trust Holdings, Inc.	55,043
600	Sumitomo Osaka Cement Co., Ltd.	24,689
1,700	Sumitomo Realty & Development Co., Ltd.	62,444
3,700	Sumitomo Rubber Industries, Ltd.	43,885
900	Sumitomo Warehouse Co., Ltd. (The)	11,126
700	Sundrug Co., Ltd.	20,916
1,100	Suntory Beverage & Food, Ltd.	49,779
400	Sushiro Global Holdings, Ltd.	21,897
400	Suzuken Co., Ltd.	20,401
3,200	Suzuki Motor Corp.	162,533
1,200	Sysmex Corp.	57,764
1,700	Systena Corp.	19,760
4,200	T&D Holdings, Inc.	49,011
2,200	Tadano, Ltd.	20,052
1,800	Taiheiyo Cement Corp.	55,755
3,200	Taisei Corp.	137,366
200	Taisho Pharmaceutical Holdings Co., Ltd.	20,127
2,000	Taiyo Yuden Co., Ltd.	29,853
1,700	Takara Holdings, Inc.	20,753
Shares		Value (Note 1)
	Japan (Continued)
1,600	Takashimaya Co., Ltd.	$20,495
5,100	Takeda Pharmaceutical Co., Ltd.	172,396
1,200	Takeuchi Manufacturing Co., Ltd.	18,547
2,100	TDK Corp.	147,913
600	TechnoPro Holdings, Inc.	24,771
4,200	Teijin, Ltd.	67,327
2,100	Terumo Corp.	119,250
1,600	THK Co., Ltd.	30,101
800	TIS, Inc.	31,568
2,100	Toagosei Co., Ltd.	23,222
1,500	Tobu Railway Co., Ltd.	40,550
2,200	Tocalo Co., Ltd.	17,041
3,500	Toda Corp.	21,906
200	Toei Co., Ltd.	23,539
500	Toho Gas Co., Ltd.	21,144
900	Toho Holdings Co., Ltd.	22,072
3,300	Tohoku Electric Power Co., Inc.	43,657
3,600	Tokai Carbon Co., Ltd.	40,991
1,300	Tokai Rika Co., Ltd.	21,634
4,800	Tokai Tokyo Financial Holdings, Inc.	20,583
2,700	Tokio Marine Holdings, Inc.	128,983
1,100	Tokuyama Corp.	24,297
1,300	Tokyo Broadcasting System Holdings, Inc.	20,638
700	Tokyo Century Corp.	30,847
9,100	Tokyo Electric Power Co. Holdings, Inc.*	54,216
1,100	Tokyo Electron, Ltd.	125,601
2,400	Tokyo Gas Co., Ltd.	60,994
1,400	Tokyo Kiraboshi Financial Group, Inc.	21,676
800	Tokyo Ohka Kogyo Co., Ltd.	21,554
2,700	Tokyo Tatemono Co., Ltd.	28,083
1,700	Tokyu Construction Co., Ltd.	15,464
2,900	Tokyu Corp.	47,493
6,100	Tokyu Fudosan Holdings Corp.	30,165
5,300	TOMONY Holdings, Inc.	19,632
1,900	Tomy Co., Ltd.	19,068
1,500	Topcon Corp.	20,022
2,600	Toppan Forms Co., Ltd.	20,519
1,500	Toppan Printing Co., Ltd.	22,129
1,100	Topre Corp.	21,989
16,200	Toray Industries, Inc.	114,104
1,200	Toridoll Holdings Corp.	19,806
900	Toshiba TEC Corp.	21,046

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Japan (Continued)
6,500	Tosoh Corp.	$84,923
600	TOTO, Ltd.	20,857
300	Towa Pharmaceutical Co., Ltd.	20,994
1,000	Toyo Seikan Group Holdings, Ltd.	23,010
1,600	Toyo Tire & Rubber Co., Ltd.	20,072
1,500	Toyobo Co., Ltd.	20,515
1,200	Toyoda Gosei Co., Ltd.	23,813
700	Toyota Industries Corp.	32,508
27,000	Toyota Motor Corp.	1,578,048
1,400	Toyota Tsusho Corp.	41,449
1,200	Trend Micro, Inc.	65,362
800	TS Tech Co., Ltd.	22,043
600	Tsubakimoto Chain Co.	19,789
700	Tsumura & Co.	19,511
1,000	UACJ Corp.	19,643
2,000	Ube Industries, Ltd.	40,765
900	Ulvac, Inc.	26,194
2,300	Unicharm Corp.	74,684
1,100	Unizo Holdings Co., Ltd.	20,504
2,000	Ushio, Inc.	21,295
1,300	USS Co., Ltd.	21,931
200	V Technology Co., Ltd.	22,700
1,000	Valqua, Ltd.	20,227
2,000	Wakita & Co., Ltd.	20,419
400	Welcia Holdings Co., Ltd.	18,101
1,000	West Japan Railway Co.	70,809
19,800	Yahoo Japan Corp.	49,498
400	Yakult Honsha Co., Ltd.	28,174
4,400	Yamada Denki Co., Ltd.	21,156
2,100	Yamaguchi Financial Group, Inc.	20,213
900	Yamaha Corp.	38,429
5,600	Yamaha Motor Co., Ltd.	110,309
2,400	Yamato Holdings Co., Ltd.	66,216
900	Yamato Kogyo Co., Ltd.	21,128
400	Yaoko Co., Ltd.	21,897
2,300	Yaskawa Electric Corp.	56,616
900	Yellow Hat, Ltd.	21,522
1,200	Yokogawa Electric Corp.	20,813
2,500	Yokohama Reito Co., Ltd.	20,893
2,100	Yokohama Rubber Co., Ltd. (The)	39,565
700	Zenkoku Hosho Co., Ltd.	22,002
900	Zensho Holdings Co., Ltd.	21,842
2,300	Zeon Corp.	21,110
1,700	ZOZO, Inc.	31,176
		28,880,298
Shares		Value (Note 1)
	Netherlands—2.2%
1,275	Aalberts Industries NV	$42,437
2,941	ABN AMRO Group NV, ADR CVA#	69,213
11,967	Aegon NV	55,928
2,324	Akzo Nobel NV	187,456
580	AMG Advanced Metallurgical Group NV	18,727
576	Amsterdam Commodities NV	11,510
780	APERAM SA	20,599
8,063	ArcelorMittal	167,581
802	ASM International NV	33,264
2,821	ASML Holding NV	443,323
2,142	ASR Nederland NV	84,866
1,008	BE Semiconductor Industries NV	21,341
1,770	Boskalis Westminster	44,068
954	Coca Cola European Partners*	43,984
900	Corbion NV	25,223
691	Flow Traders#	22,041
2,407	Fugro NV, ADR CVA*	20,810
490	GrandVision NV#	10,740
2,149	Heineken NV	190,083
531	IMCD NV	34,070
19,229	ING Groep NV	207,318
8,807	Koninklijke Ahold Delhaize NV	222,750
2,101	Koninklijke DSM NV	171,972
54,875	Koninklijke KPN NV	160,955
5,419	Koninklijke Philips NV	192,039
899	Koninklijke Vopak NV	40,872
2,241	NN Group NV	89,353
665	OCI NV*	13,570
1,610	Randstad NV	73,952
3,042	SBM Offshore NV	45,048
1,906	Signify NV#	44,702
640	TKH Group NV, ADR	29,844
2,456	TomTom NV*	22,230
12,313	Unilever NV CVA	668,983
3,807	Wolters Kluwer NV	225,334
		3,756,186
	New Zealand—0.1%
3,551	Chorus, Ltd.	11,560
2,488	Fisher & Paykel Healthcare Corp., Ltd.	21,709
3,688	Restaurant Brands New Zealand, Ltd.	20,669

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	New Zealand (Continued)
5,933	SKYCITY Entertainment Group, Ltd.	$14,137
14,615	Telecom Corp. of New Zealand, Ltd.	40,710
		108,785
	Norway—0.6%
751	Aker BP ASA	18,935
426	Bakkafrost P/F	20,850
1,580	Borregaard ASA	13,668
6,229	BW LPG, Ltd.#,*	18,795
5,362	BW Offshore, Ltd.*	19,627
4,000	DNB ASA	63,910
12,792	DNO ASA	18,567
12,646	Equinor ASA	268,745
4,440	Europris ASA#,*	11,888
13,291	FLEX LNG, Ltd.*	18,984
1,365	Gjensidige Forsikring ASA	21,344
2,876	Hoegh LNG Holdings, Ltd.	12,690
3,161	Marine Harvest ASA	66,792
13,327	Norsk Hydro ASA	60,435
5,133	Orkla ASA	40,392
397	Salmar ASA	19,651
2,544	Scatec Solar ASA#	21,714
404	Schibsted ASA, Class B	12,265
1,199	SpareBank 1 SR-Bank ASA	12,369
1,656	Stolt-Nielsen, Ltd.	19,535
2,911	Storebrand ASA	20,752
2,103	Subsea 7 SA	20,499
4,815	Telenor ASA	93,276
1,294	TGS NOPEC Geophysical Co. ASA	31,248
888	Tomra Systems ASA	20,006
518	Yara International ASA	19,980
		966,917
	Portugal—0.1%
2,841	CTT-Correios de Portugal SA	9,589
5,615	Galp Energia SGPS SA	88,749
3,085	Jeronimo Martins SGPS SA	36,548
3,482	PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	21,124
		156,010
	Singapore—0.4%
4,700	CapitaLand, Ltd.	10,725
8,000	DBS Group Holdings, Ltd.	139,051
Shares		Value (Note 1)
	Singapore (Continued)
1,600	Hongkong Land Holdings, Ltd.	$10,080
4,800	Keppel Corp., Ltd.	20,814
19,500	Oversea-Chinese Banking Corp., Ltd.	161,099
3,200	SATS, Ltd.	10,941
5,600	Sembcorp Industries, Ltd.	10,436
9,000	Singapore Airlines, Ltd.	62,203
4,000	Singapore Exchange, Ltd.	20,984
8,200	Singapore Technologies Engineering, Ltd.	20,997
12,000	United Overseas Bank, Ltd.	216,325
2,400	UOL Group, Ltd.	10,900
1,800	Venture Corp., Ltd.	18,423
15,000	Wing Tai Holdings, Ltd.	21,241
		734,219
	Spain—2.0%
229	Acciona SA	19,390
2,154	Acerinox SA	21,377
3,410	ACS Actividades de Construccion y Servicios SA	132,174
938	Aena SME SA#	145,892
3,239	Amadeus IT Group SA	225,782
1,736	Applus Services SA	19,274
31,743	Banco Bilbao Vizcaya Argentaria SA	168,591
18,762	Banco de Sabadell SA	21,507
111,866	Banco Santander SA	509,221
6,635	Bankia SA	19,461
5,075	Bankinter SA	40,807
1,016	Bolsas y Mercados Espanoles SHMSF SA	28,311
20,167	CaixaBank SA	73,109
2,248	Cellnex Telecom SA#,*	57,669
796	Cia de Distribucion Integral Logista Holdings SA	19,937
861	CIE Automotive SA	21,150
535	Ebro Foods SA	10,690
3,909	Enagas SA	105,743
1,943	Endesa SA	44,813
4,660	Ercros SA	16,626
3,705	Faes Farma SA	12,608
2,057	Ferrovial SA	41,704
4,339	Global Dominion Access SA#,*	21,377
3,847	Grifols SA	100,936
364	Grupo Catalana Occidente SA	13,617

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Spain (Continued)
61,152	Iberdrola SA	$491,715
1,575	Indra Sistemas SA*	14,861
6,499	Industria de Diseno Textil SA	166,423
21,228	Liberbank SA*	10,702
7,728	Mapfre SA	20,542
1,460	Melia Hotels International SA	13,734
2,330	Naturgy Energy Group SA	59,425
2,459	Prosegur Cia de Seguridad SA	12,459
3,850	Red Electrica Corp. SA	85,995
9,660	Repsol SA	155,837
41,030	Telefonica SA	345,007
3,839	Tubacex SA*	10,996
8,173	Unicaja Banco SA#	10,769
157	Vidrala SA	13,293
582	Viscofan SA	32,088
1,480	Zardoya Otis SA	10,530
		3,346,142
	Sweden—1.7%
2,146	AAK AB	29,710
3,609	Acando AB	11,850
496	AddLife AB, Class B	11,416
1,041	AddNode Group AB	12,157
572	AddTech AB, Class B	10,210
768	AF AB, Class B	13,899
1,926	Alfa Laval AB	41,213
933	Alimak Group AB#	11,580
5,483	Arjo AB	17,538
2,455	Assa Abloy AB, Class B	43,807
5,277	Atlas Copco AB, Class A	125,332
996	Atlas Copco AB, Class B	21,725
1,206	Axfood AB	20,642
1,079	Beijer Alma AB	15,824
1,635	BillerudKorsnas AB	19,462
475	BioGaia AB, Class B	17,016
981	Biotage AB	12,065
1,161	Boliden AB	25,148
1,253	Bonava AB, Class B	16,145
1,482	Bravida Holding AB#	10,250
1,916	Bure Equity AB	23,434
2,303	Castellum AB	42,446
447	Catena AB	11,121
7,868	Cloetta AB, Class B	21,572
3,565	Dios Fastigheter AB	22,666
2,954	Electrolux AB, Series B	62,360
Shares		Value (Note 1)
	Sweden (Continued)
1,639	Elekta AB, Class B	$19,482
5,178	Epiroc AB, Class A*	48,982
4,623	Essity AB, Class B	113,502
1,567	Fabege AB	20,891
1,542	Fagerhult AB	13,240
367	Fastighets AB Balder, Class B*	10,435
2,139	Getinge AB, Class B	19,283
1,098	Granges AB	9,973
1,286	Hemfosa Fastigheter AB	10,142
5,892	Hennes & Mauritz AB, Class B	83,777
950	Hexagon AB, Class B	43,733
1,573	Hexpol AB	12,432
3,175	Hoist Finance AB#	15,458
1,048	Holmen AB, Class B	20,686
690	Hufvudstaden AB, Class A	10,658
1,656	Humana AB	11,211
2,679	Husqvarna AB, Class B	19,859
588	ICA Gruppen AB	21,018
773	Indutrade AB	17,932
631	Intrum AB	14,645
3,518	Inwido AB	22,069
1,080	JM AB	21,081
1,219	KNOW IT AB	21,126
1,646	Kungsleden AB	11,682
1,742	Lagercrantz Group AB, Class B	16,923
1,567	Lindab International AB	11,227
981	Loomis AB, Class B	31,656
801	Lundin Petroleum AB	20,009
2,179	Mekonomen AB	22,496
755	Millicom International Cellular SA, ADR	47,832
3,284	New Wave Group AB, Class B	17,563
1,997	Nibe Industrier AB, Class B	20,486
1,697	Nobina AB#	11,469
2,599	Nordic Waterproofing Holding AS#	20,908
2,782	Peab AB	22,726
1,578	Platzer Fastigheter Holding AB, Class B	10,611
4,394	Ratos AB, Class B	11,542
1,168	Recipharm AB, Class B*	14,918
2,075	Resurs Holding AB#	12,806
17,007	Sandvik AB	242,451
5,565	SAS AB*	13,060
2,495	Scandi Standard AB	17,425

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Sweden (Continued)
2,511	Scandic Hotels Group AB#	$22,127
2,942	Securitas AB, Class B	47,219
11,213	Skandinaviska Enskilda Banken AB, Class A	108,930
1,322	Skanska AB, Class B	21,032
3,291	SKF AB, Class B	49,924
849	SkiStar AB	19,829
5,185	Svenska Cellulosa AB SCA, Class B	40,203
6,505	Svenska Handelsbanken AB, Class A	72,148
7,351	Swedbank AB	164,015
1,048	Swedish Match AB	41,279
987	Swedish Orphan Biovitrum AB*	21,493
3,409	Tele2 AB, Class B	43,444
10,532	Telefonaktiebolaget LM Ericsson, Class B	92,594
22,676	Telia Co. AB	107,406
1,377	Trelleborg AB, Class B	21,650
1,704	Volvo AB, Class A	22,341
9,905	Volvo AB, Class B	129,583
1,004	Wihlborgs Fastigheter AB	11,600
		2,886,810
	Switzerland—5.6%
24,098	ABB, Ltd., Registered	458,350
2,548	Adecco Group AG	119,066
229	Allreal Holding AG*	35,670
137	ALSO Holding AG*	15,527
47	APG SGA SA	15,780
1,914	Arbonia AG*	21,031
1,516	Ascom Holding AG	20,945
119	Autoneum Holding AG	17,846
766	Baloise Holding AG	105,521
44	Banque Cantonale Vaudoise	33,171
13	Barry Callebaut AG	20,249
7	Belimo Holding AG	28,060
35	Bell Food Group AG	10,861
301	BKW AG	21,038
127	Bossard Holding AG	18,064
149	Bucher Industries AG	40,081
137	Burkhalter Holding AG	10,872
456	Cembra Money Bank AG	36,117
1	Chocoladefabriken Lindt & Spruengli AG	74,575
Shares		Value (Note 1)
	Switzerland (Continued)
2,147	Cie Financiere Richemont SA, Registered	$137,614
2,209	Clariant AG*	40,656
205	Coltene Holding AG	17,582
11,989	Credit Suisse Group AG*	131,734
306	DKSH Holding AG	21,123
66	dormakaba Holding AG*	39,819
224	Dufry AG*	21,222
15	Emmi AG	10,400
41	EMS-Chemie Holding AG	19,480
254	Flughafen Zurich AG	41,993
20	Forbo Holding AG	28,101
349	Geberit AG	135,744
74	Givaudan SA	171,354
136	Hiag Immobilien Holding AG*	16,120
2,148	Holcim, Ltd., Registered*	88,507
36	Inficon Holding AG*	18,225
1,729	Julius Baer Group, Ltd.*	61,585
223	Kardex AG*	25,728
90	Komax Holding AG	21,060
427	Kuehne + Nagel International AG	54,890
1,247	Logitech International SA	39,228
667	Logitech International SA	20,864
742	Lonza Group AG*	192,275
63	Luzerner Kantonalbank AG	29,484
1,480	Mobilezone Holding AG	16,473
60	Mobimo Holding AG	14,284
26,283	Nestle SA, Registered	2,133,873
15,535	Novartis AG, Registered	1,328,275
1,811	OC Oerlikon Corp. AG*	20,341
153	Panalpina Welttransport Holding AG	20,392
156	Partners Group Holding AG	94,594
786	PSP Swiss Property AG	77,448
201	Roche Holding AG	48,957
5,582	Roche Holding AG	1,382,296
218	Schindler Holding AG	42,274
123	SFS Group AG*	9,548
50	SGS SA	112,422
33	Siegfried Holding AG*	11,281
1,310	Sika AG	166,066
324	Sonova Holding AG	52,940
23	St Galler Kantonalbank AG	10,565
79	Straumann Holding AG	49,671
159	Sulzer AG	12,626

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Switzerland (Continued)
681	Sunrise Communications Group AG#,*	$59,897
384	Swatch Group AG (The)	22,191
76	Swatch Group AG (The)	22,168
257	Swiss Life Holding AG*	98,993
1,182	Swiss Prime Site AG*	95,664
1,421	Swiss Re AG	130,288
379	Swisscom AG, Registered	181,113
247	Swissquote Group Holding SA	11,371
493	Temenos AG*	59,136
19,236	UBS Group AG*	239,447
48	Valora Holding AG*	10,500
228	VAT Group AG#,*	20,019
8	Vetropack Holding AG	16,360
451	Vifor Pharma AG	49,051
258	Vontobel Holding AG	13,229
77	VP Bank AG	11,077
593	Zehnder Group AG	20,121
1,165	Zurich Insurance Group AG	347,402
		9,499,965
	United Kingdom—11.9%
11,023	3i Group Plc	108,662
8,647	Acacia Mining Plc*	20,202
1,677	Admiral Group Plc	43,755
3,921	Aggreko Plc	36,613
12,432	Alliance Pharma Plc	10,617
12,069	Anglo American Plc	268,867
5,917	Anglo Pacific Group Plc	11,237
2,109	Antofagasta Plc	21,053
4,535	Ascential Plc	21,792
2,310	Ashmore Group Plc	10,764
6,474	Ashtead Group Plc	135,081
3,677	Associated British Foods Plc	95,749
7,627	AstraZeneca Plc	570,936
2,395	AstraZeneca Plc, SP ADR	90,962
12,101	Auto Trader Group Plc#	70,148
34,468	Aviva Plc	164,968
835	Avon Rubber Plc	13,304
18,848	B&M European Value Retail SA	67,627
5,299	Babcock International Group Plc	33,048
19,453	BAE Systems Plc	113,858
6,740	Balfour Beatty Plc	21,417
617	Bank of Georgia Group Plc	10,829
81,962	Barclays Plc	157,246
Shares		Value (Note 1)
	United Kingdom (Continued)
12,963	Barratt Developments Plc	$76,467
6,492	BBA Aviation Plc	18,055
4,138	BCA Marketplace Plc	11,603
3,269	Beazley Plc	20,979
2,508	Bellway Plc	80,397
2,008	Berkeley Group Holdings Plc	89,041
18,050	BHP Group Plc	379,976
4,891	Biffa Plc#	12,206
1,176	Bodycote Plc	10,890
8,370	boohoo Group Plc*	17,229
1,936	Bovis Homes Group Plc	21,266
206,473	BP Plc	1,305,194
2,577	Brewin Dolphin Holdings Plc	10,590
9,446	British American Tobacco Plc	300,997
4,032	Britvic Plc	41,088
82,890	BT Group Plc	251,556
3,731	Bunzl Plc	112,659
3,700	Burberry Group Plc	81,847
3,052	Burford Capital, Ltd.	64,420
6,186	Cairn Energy Plc*	11,827
7,063	Capital & Counties Properties Plc	20,805
7,460	Card Factory Plc	16,488
993	Carnival Plc	47,627
12,647	Centamin Plc	17,538
6,675	Central Asia Metals Plc	18,505
77,567	Centrica Plc	133,371
2,609	Chesnara Plc	11,489
11,045	Cineworld Group Plc	37,053
577	Clarkson Plc	13,973
2,800	Close Brothers Group Plc	51,392
25,655	Cobham Plc*	31,954
1,999	Coca-Cola HBC AG*	62,475
11,710	Compass Group Plc	246,272
865	Computacenter Plc	11,091
23,615	ConvaTec Group Plc#	41,824
3,254	Countryside Properties Plc#	12,625
319	Cranswick Plc	10,702
2,507	Crest Nicholson Holdings Plc	10,487
1,065	Croda International Plc	63,596
2,290	Dairy Crest Group Plc	12,323
1,084	Dart Group Plc	10,666
1,058	DCC Plc	80,709
2,049	De La Rue Plc	11,047
5,029	Devro Plc	10,269
6,669	DFS Furniture Plc	15,454

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	United Kingdom (Continued)
12,494	Diageo Plc	$445,100
1,701	Diploma Plc	26,234
26,929	Direct Line Insurance Group Plc	109,390
8,128	Diversified Gas & Oil Plc	12,121
21,706	Dixons Carphone Plc	33,227
6,832	Drax Group Plc	31,245
1,548	easyJet Plc	21,803
4,549	EI Group Plc*	10,529
6,486	Eland Oil & Gas Plc*	8,763
8,185	Electrocomponents Plc	52,852
4,915	Elementis Plc	11,408
1,355	EMIS Group Plc	15,768
5,538	Entertainment One, Ltd.	25,171
4,422	Equiniti Group Plc#	12,203
3,432	Evraz Plc	21,019
7,845	Experian Plc	190,485
3,093	Ferguson Plc	197,787
1,881	Fevertree Drinks Plc	52,722
14,342	Firstgroup Plc*	15,246
9,131	G4S Plc	22,922
358	Games Workshop Group Plc	13,872
26,092	GlaxoSmithKline Plc	495,926
4,280	GlaxoSmithKline Plc, SP ADR	163,539
93,522	Glencore Plc*	347,298
1,404	Go-Ahead Group Plc (The)	27,344
1,480	Grafton Group Plc	12,130
3,970	Grainger Plc	10,616
4,962	Greencore Group Plc	11,270
5,637	Greene King Plc	37,936
2,521	Greggs Plc	40,680
9,789	Gulf Keystone Petroleum, Ltd.*	22,583
2,921	GVC Holdings Plc	25,094
4,549	Gym Group Plc (The)#	15,829
6,271	Halfords Group Plc	20,382
6,577	Halma Plc	114,345
2,848	Hargreaves Lansdown Plc	67,120
25,710	Hays Plc	45,878
1,995	Headlam Group Plc	10,426
3,050	Helical Plc	12,401
11,962	Highland Gold Mining, Ltd.	21,620
1,984	Hikma Pharmaceuticals Plc	43,394
734	Hill & Smith Holdings Plc	11,227
916	Hilton Food Group Plc	10,531
1,266	Hiscox, Ltd.	26,157
3,986	Hollywood Bowl Group Plc	11,838
Shares		Value (Note 1)
	United Kingdom (Continued)
4,561	HomeServe Plc	$50,315
12,412	Howden Joinery Group Plc	68,913
61,234	HSBC Holdings Plc	504,898
7,999	HSBC Holdings Plc, SP ADR	328,839
4,879	Ibstock Plc#	12,357
1,762	IG Group Holdings Plc	12,801
5,710	IMI Plc	68,704
8,898	Imperial Brands Plc	269,585
1,668	Inchcape Plc	11,725
8,399	Informa Plc	67,465
1,237	InterContinental Hotels Group Plc	66,804
412	InterContinental Hotels Group Plc, ADR	22,491
1,391	Intermediate Capital Group Plc	16,577
10,061	International Consolidated Airlines Group SA	79,251
4,161	International Personal Finance Plc	10,904
1,524	Intertek Group Plc	93,240
8,515	Investec Plc	47,874
7,770	IP Group Plc*	10,755
52,819	ITV Plc	84,053
4,101	IWG Plc	10,925
768	J D Wetherspoon Plc	10,895
11,978	J Sainsbury Plc	40,458
485	James Fisher & Sons Plc	10,719
7,633	JD Sports Fashion Plc	33,935
8,054	John Laing Group Plc#	34,082
1,637	John Menzies Plc	10,683
10,403	John Wood Group Plc	67,120
2,379	Johnson Matthey Plc	84,873
7,194	Johnson Service Group Plc	10,728
928	JPJ Group Plc*	7,546
2,812	Jupiter Fund Management Plc	10,580
2,888	Just Eat Plc*	21,600
10,736	Just Group Plc	12,555
2,164	Kainos Group Plc	11,033
32,972	Kingfisher Plc	87,204
1,402	Lancashire Holdings, Ltd.	10,811
63,390	Legal & General Group Plc	186,641
430,679	Lloyds Banking Group Plc	284,627
2,044	London Stock Exchange Group Plc	105,827
26,048	Man Group Plc	44,157
24,154	Marks & Spencer Group Plc	76,105
1,885	Marshalls Plc	11,167
18,395	Marston's Plc	22,051

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	United Kingdom (Continued)
8,666	McCarthy & Stone Plc#	$15,320
3,805	Mears Group Plc	15,811
7,048	Meggitt Plc	42,312
22,767	Melrose Industries Plc	47,547
8,437	Merlin Entertainments Plc#	34,143
2,701	Micro Focus International Plc	47,612
7,524	Mitie Group Plc	10,607
150	MJ Gleeson Plc	1,231
4,012	Mondi Plc	83,532
5,751	Moneysupermarket.com Group Plc	20,195
7,506	Morgan Advanced Materials Plc	25,181
1,378	Morgan Sindall Group Plc	18,512
6,750	National Express Group Plc	32,177
22,384	National Grid Plc	218,031
1,154	Next Plc	58,703
537	NMC Health Plc	18,727
3,003	Northgate Plc	14,537
4,680	On the Beach Group Plc#	20,043
2,487	OneSavings Bank Plc	11,095
1,080	Oxford Instruments Plc	12,527
8,188	Pagegroup Plc	47,047
2,065	Paragon Banking Group Plc	10,160
1,213	PayPoint Plc	12,508
3,815	Pearson Plc	45,631
41,805	Pendragon Plc	11,989
6,124	Pennon Group Plc	54,078
3,326	Persimmon Plc	81,819
3,779	Petrofac, Ltd.	22,976
14,508	Pets at Home Group Plc	21,414
11,392	Photo-Me International Plc	12,967
2,857	Polypipe Group Plc	11,922
12,840	Prudential Plc	229,449
37,344	Quilter Plc#	56,319
351	Rathbone Brothers Plc	10,478
2,766	Reckitt Benckiser Group Plc	211,991
2,463	Redrow Plc	15,427
10,683	RELX Plc	220,112
3,910	RELX Plc, SP ADR	80,233
2,776	Renew Holdings Plc	12,013
214	Renishaw Plc	11,565
18,010	Rentokil Initial Plc	77,406
10,927	Rightmove Plc	60,202
10,021	Rio Tinto Plc	476,424
13,976	Rolls-Royce Holdings Plc*	147,855
13,857	Rotork Plc	43,731
Shares		Value (Note 1)
	United Kingdom (Continued)
17,875	Royal Bank of Scotland Group Plc	$49,372
8,858	Royal Dutch Shell Plc, ADR	530,949
37,262	Royal Dutch Shell Plc, Class A	1,095,927
10,328	Royal Dutch Shell Plc, Class B	308,039
9,433	Royal Mail Plc	32,715
13,078	RSA Insurance Group Plc	85,613
14,231	Saga Plc	18,792
13,980	Sage Group Plc (The)	107,163
2,391	Savills Plc	21,546
1,179	Schroders Plc	36,712
11,630	Severfield Plc	10,451
2,767	Severn Trent Plc	64,029
7,442	SIG Plc	10,415
10,769	Smith & Nephew Plc	200,951
2,377	Smiths Group Plc	41,325
1,432	Spectris Plc	41,597
12,936	Speedy Hire Plc	9,810
734	Spirax-Sarco Engineering Plc	58,379
10,386	Spirent Communications Plc	15,674
15,271	SSE Plc	210,508
8,530	SSP Group Plc	70,388
8,125	St James's Place Plc	97,762
5,772	Stagecoach Group Plc	9,748
24,947	Standard Chartered Plc	193,742
7,141	Standard Life Aberdeen Plc	23,369
4,177	SThree Plc	15,253
6,120	Stobart Group, Ltd.	11,264
7,781	Stock Spirits Group Plc	20,629
2,283	Synthomer Plc	10,400
6,411	Tate & Lyle Plc	53,932
65,697	Taylor Wimpey Plc	114,092
978	Telecom Plus Plc	17,851
69,498	Tesco Plc	168,395
6,116	TP ICAP Plc	23,464
5,006	Travis Perkins Plc	68,273
1,888	TUI AG	27,085
34,561	Tullow Oil Plc*	78,896
7,733	U & I Group Plc	20,600
632	Ultra Electronics Holdings Plc	10,472
8,671	Unilever Plc	454,074
8,857	United Utilities Group Plc	83,111
2,533	Urban & Civic Plc	8,459
22,594	Vectura Group Plc*	20,159
2,015	Vesuvius Plc	13,009
1,157	Victrex Plc	33,741

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	United Kingdom (Continued)
386	Vitec Group Plc (The)	$5,867
207,108	Vodafone Group Plc	403,625
6,400	Volution Group Plc	11,706
5,138	Watkin Jones Plc	13,458
3,455	Weir Group Plc (The)	57,161
1,764	WH Smith Plc	38,672
1,204	Whitbread Plc	70,270
28,949	WM Morrison Supermarkets Plc	78,686
15,314	WPP Plc	165,250
		20,162,450
	TOTAL COMMON STOCKS (Cost $131,912,103)	126,991,878
Shares		Value (Note 1)
	AFFILIATED INVESTMENT COMPANY—24.0%
	United States—24.0%
2,119,034	DFA Emerging Markets Core Equity Portfolio (Cost $40,572,824)	$40,791,410
		Expiration Date
	RIGHTS—0.0%
	Spain—0.0%
9,660	Repsol SA* (Cost $4,510)	01/14/2019	4,427
	PREFERRED STOCKS—0.2%
	Germany—0.2%
462	Bayerische Motoren Werke AG, 6.33%		32,872
387	Draegerwerk AG & Co. KGaA, 0.94%		20,654
1,051	FUCHS PETROLUB SE, 2.37%		43,326
949	Jungheinrich AG, 2.02%		24,834
1,056	Porsche Automobil Holding SE, 3.17%		62,480
422	Sartorius AG, 0.43%		52,654
252	Sixt SE, 8.43%		13,859
173	STO SE & Co. KGaA		16,254
			266,933
	TOTAL PREFERRED STOCK (Cost $280,585)		266,933
	TOTAL INVESTMENTS, AT VALUE—98.9% (Cost $172,770,022)		168,054,648
	Other Assets in Excess of Liabilities—1.1%		1,868,027
	NET ASSETS—100.0%		$169,922,675

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security

#  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2018

At December 31, 2018, industry diversification of the M International Equity Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Affiliated Investment Company	24.0%
Banks	7.0%
Oil, Gas and Consumable Fuels	5.6%
Pharmaceuticals	4.1%
Insurance	3.3%
Automobiles	3.1%
Metals and Mining	3.1%
Chemicals	3.0%
Food Products	2.4%
Machinery	2.1%
Diversified Telecommunication Services	1.9%
Capital Markets	1.8%
Construction Materials	1.5%
Real Estate Management and Development	1.5%
Electric Utilities	1.4%
Textiles, Apparel and Luxury Goods	1.4%
Auto Components	1.3%
Beverages	1.3%
Electronic Equipment, Instruments & Components	1.3%
Household Durables	1.3%
Road and Rail	1.3%
Construction and Engineering	1.2%
Food and Staples Retailing	1.2%
Hotels, Restaurants & Leisure	1.2%
Personal Products	1.2%
Professional Services	1.2%
Trading Companies and Distributors	1.2%
Wireless Telecommunication Services	1.1%
Electrical Equipment	1.0%
Health Care Equipment and Supplies	0.9%
Media	0.9%
Aerospace & Defense	0.8%
Commercial Services & Supplies	0.8%
Diversified Financial Services	0.8%
IT Services	0.8%
Multi-Utilities	0.8%
Semiconductors and Semiconductor Equipment	0.8%
Specialty Retail	0.8%
Building Products	0.7%
Software	0.7%
Health Care Providers and Services	0.5%
Tobacco	0.5%

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2018

Summary of Sector Classifications	Percentage of Net Assets
Biotechnology	0.4%
Entertainment	0.4%
Household Products	0.4%
Industrial Conglomerates	0.4%
Multiline Retail	0.4%
Paper and Forest Products	0.4%
Technology Hardware, Storage & Peripherals	0.4%
Air Freight and Logistics	0.3%
Airlines	0.3%
Containers and Packaging	0.3%
Energy Equipment and Services	0.3%
Transportation Infrastructure	0.3%
Communications Equipment	0.2%
Gas Utilities	0.2%
Independent Power and Renewable Electricity Producers	0.2%
Interactive Media & Services	0.2%
Leisure Equipment and Products	0.2%
Life Sciences Tools and Services	0.2%
Consumer Finance	0.1%
Health Care Technology	0.1%
Internet and Catalog Retail	0.1%
Marine	0.1%
Thrifts and Mortgage Finance	0.1%
Water Utilities	0.1%
Distributors	—%
Diversified Consumer Services	—%
Total	98.9%

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2018

Shares		Value (Note 1)
	COMMON STOCKS—99.3%
	Banks—1.5%
49,575	Toronto-Dominion Bank (The)	$2,464,869
	Beverages—3.7%
126,800	Monster Beverage Corp.*	6,241,096
	Biotechnology—3.0%
13,550	Regeneron Pharmaceuticals, Inc.*	5,060,925
	Capital Markets—6.0%
80,400	Charles Schwab Corp. (The)	3,339,012
45,600	MSCI, Inc.	6,722,808
		10,061,820
	Entertainment—0.9%
20,400	Electronic Arts, Inc.*	1,609,764
	Health Care Equipment and Supplies—8.1%
102,750	Abbott Laboratories	7,431,907
27,500	Becton, Dickinson & Co.	6,196,300
		13,628,207
	Hotels, Restaurants & Leisure—2.2%
37,700	Royal Caribbean Cruises, Ltd.	3,686,683
	Interactive Media & Services—17.7%
10,600	Alphabet, Inc., Class A*	11,076,576
74,000	Facebook, Inc., Class A*	9,700,660
229,000	Tencent Holdings, Ltd., ADR	9,038,630
		29,815,866
	Internet and Catalog Retail—12.4%
75,400	Alibaba Group Holding, Ltd., SP ADR*	10,335,078
2,950	Amazon.com, Inc.*	4,430,812
3,520	Booking Holdings, Inc.*	6,062,918
		20,828,808
	IT Services—15.2%
50,700	Automatic Data Processing, Inc.	6,647,784
82,800	PayPal Holdings, Inc.*	6,962,652
90,200	Visa, Inc., Class A	11,900,988
		25,511,424
	Life Sciences Tools and Services—3.5%
26,750	Thermo Fisher Scientific, Inc.	5,986,383
Shares		Value (Note 1)
	Pharmaceuticals—4.3%
84,600	Zoetis, Inc.	$7,236,684
	Road and Rail—2.5%
23,900	Canadian Pacific Railway, Ltd.	4,245,118
	Software—16.2%
50,950	Adobe, Inc.*	11,526,928
29,700	Intuit, Inc.	5,846,445
97,164	Microsoft Corp.	9,868,947
		27,242,320
	Specialty Retail—2.1%
21,300	Burlington Stores, Inc.*	3,464,871
	TOTAL COMMON STOCKS (Cost $122,026,649)	167,084,838
	TOTAL INVESTMENTS, AT VALUE—99.3% (Cost $122,026,649)	167,084,838
	Other Assets in Excess of Liabilities—0.7%	1,137,378
	NET ASSETS—100.0%	$168,222,216

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2018

At December 31, 2018, industry sector diversification of the M Large Cap Growth Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Information Technology	31.4%
Health Care	18.9%
Communication Services	18.6%
Consumer Discretionary	16.7%
Financials	7.5%
Consumer Staples	3.7%
Industrials	2.5%
Total	99.3%

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

December 31, 2018

Shares		Value (Note 1)
	COMMON STOCKS—99.7%
	Airlines—8.6%
76,335	American Airlines Group, Inc.	$2,451,117
72,853	Azul SA, ADR†,*	2,017,299
241,676	Controladora Vuela Cia de Aviacion SAB de CV, ADR†,*	1,292,967
10,036	Hawaiian Holdings, Inc.	265,051
74,162	JetBlue Airways Corp.*	1,191,042
79,641	Mesa Air Group, Inc.*	614,032
67,476	United Continental Holdings, Inc.*	5,649,765
		13,481,273
	Auto Components—1.0%
85,506	Dana, Inc.	1,165,447
34,439	Modine Manufacturing Co.*	372,285
		1,537,732
	Banks—3.4%
127,422	First BanCorp/Puerto Rico	1,095,829
54,860	First Horizon National Corp.	721,958
10,587	IBERIABANK Corp.	680,532
27,554	Popular, Inc.	1,301,100
10,569	Texas Capital Bancshares, Inc.*	539,970
18,104	Webster Financial Corp.	892,346
		5,231,735
	Biotechnology—2.3%
43,505	Myriad Genetics, Inc.*	1,264,690
26,525	Sangamo Therapeutics, Inc.*	304,507
26,344	TESARO, Inc.†,*	1,956,042
		3,525,239
	Building Products—1.0%
27,568	Trex Co., Inc.*	1,636,436
	Capital Markets—2.8%
34,843	Artisan Partners Asset Management, Inc., Class A	770,379
36,379	Greenhill & Co., Inc.	887,648
24,714	LPL Financial Holdings, Inc.	1,509,531
15,891	Raymond James Financial, Inc.	1,182,449
		4,350,007
	Chemicals—4.1%
11,947	Albemarle Corp.	920,755
31,608	FMC Corp.	2,337,728
8,438	Innophos Holdings, Inc.	206,984
Shares		Value (Note 1)
	Chemicals (Continued)
59,393	Kraton Corp.*	$1,297,143
90,539	Platform Specialty Products Corp.*	935,268
81,689	Tronox, Ltd., Class A	635,541
		6,333,419
	Commercial Services & Supplies—1.3%
58,758	Aqua Metals, Inc.†,*	106,940
72,153	Covanta Holding Corp.	968,293
66,429	Interface, Inc.	946,613
		2,021,846
	Communications Equipment—0.6%
26,795	Acacia Communications, Inc.*	1,018,210
	Construction and Engineering—5.1%
17,538	Granite Construction, Inc.	706,431
110,823	KBR, Inc.	1,682,293
52,174	MasTec, Inc.*	2,116,177
220,016	Tutor Perini Corp.*	3,513,656
		8,018,557
	Construction Materials—1.3%
7,862	Eagle Materials, Inc.	479,818
156,790	Forterra, Inc.†,*	589,530
5,155	Martin Marietta Materials, Inc.	885,990
		1,955,338
	Consumer Finance—1.0%
10,456	Green Dot Corp., Class A*	831,461
27,570	PRA Group, Inc.*	671,881
		1,503,342
	Containers and Packaging—1.5%
33,749	Berry Global Group, Inc.*	1,604,090
68,793	Graphic Packaging Holding Co.	731,957
		2,336,047
	Diversified Consumer Services—0.8%
114,128	Career Education Corp.*	1,303,342
	Diversified Financial Services—0.5%
47,816	Jefferies Financial Group, Inc.	830,086
	Diversified Telecommunication Services—1.5%
52,884	Cogent Communications Holdings, Inc.	2,390,886

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Electrical Equipment—0.5%
14,664	Encore Wire Corp.	$735,840
	Electronic Equipment, Instruments & Components—3.9%
15,427	Fabrinet*	791,560
115,653	Flex, Ltd.*	880,119
26,151	Itron, Inc.*	1,236,681
59,790	Jabil, Inc.	1,482,194
17,752	Rogers Corp.*	1,758,513
		6,149,067
	Energy Equipment and Services—1.6%
8,916	Dril-Quip, Inc.*	267,747
118,551	Ensco Plc, Class A	422,042
113,144	Noble Corp. Plc*	296,437
28,103	TechnipFMC Plc	550,257
148,408	Transocean, Ltd.*	1,029,952
		2,566,435
	Entertainment—0.9%
333,066	Global Eagle Entertainment, Inc.†,*	742,737
45,687	Lions Gate Entertainment Corp., Class B	679,823
		1,422,560
	Equity Real Estate Investment Trusts (REITs)—0.8%
57,655	Corporate Office Properties Trust, REIT	1,212,485
	Food Products—0.5%
38,259	Darling Ingredients, Inc.*	736,103
	Health Care Equipment and Supplies—10.2%
42,221	Cardiovascular Systems, Inc.*	1,202,876
12,539	Cooper Cos., Inc. (The)	3,191,176
17,669	Dexcom, Inc.*	2,116,746
12,417	Edwards Lifesciences Corp.*	1,901,912
44,869	Insulet Corp.*	3,559,009
4,220	Neuronetics, Inc.*	81,657
8,329	STERIS Plc	889,954
77,124	Tandem Diabetes Care, Inc.*	2,928,398
		15,871,728
Shares		Value (Note 1)
	Health Care Providers and Services—1.3%
45,141	Acadia Healthcare Co., Inc.*	$1,160,575
69,103	Diplomat Pharmacy, Inc.*	930,126
		2,090,701
	Hotels, Restaurants & Leisure—0.7%
20,300	Planet Fitness, Inc., Class A*	1,088,486
	Household Durables—1.2%
27,066	Century Communities, Inc.*	467,159
13,668	LGI Homes, Inc.†,*	618,067
33,172	Universal Electronics, Inc.*	838,588
		1,923,814
	Insurance—1.6%
6,285	Everest Re Group, Ltd.	1,368,621
14,491	W. R. Berkley Corp.	1,071,030
		2,439,651
	IT Services—3.0%
7,476	Alliance Data Systems Corp.	1,121,998
174,590	Brightcove, Inc.*	1,229,114
11,158	Euronet Worldwide, Inc.*	1,142,356
11,148	Global Payments, Inc.	1,149,693
		4,643,161
	Leisure Equipment and Products—0.9%
123,720	Vista Outdoor, Inc.*	1,404,222
	Life Sciences Tools and Services—0.9%
33,065	Pacific Biosciences of California, Inc.†,*	244,681
32,192	QIAGEN NV*	1,109,014
		1,353,695
	Machinery—1.2%
80,342	Meritor, Inc.*	1,358,583
4,574	WABCO Holdings, Inc.*	490,973
		1,849,556
	Marine—0.5%
12,808	Kirby Corp.*	862,747
	Media—0.4%
51,853	Cardlytics, Inc.*	561,568

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Metals and Mining—5.6%
26,493	Agnico-Eagle Mines, Ltd.	$1,070,317
154,777	Allegheny Technologies, Inc.*	3,369,495
8,406	Carpenter Technology Corp.	299,338
9,747	Compass Minerals International, Inc.	406,353
240,570	Ferroglobe Plc	382,506
265,265	Ferroglobe Plc Beneficial Interest Unit *	—
862,686	Tahoe Resources, Inc.*	3,148,804
		8,676,813
	Oil, Gas and Consumable Fuels—4.0%
27,714	Carrizo Oil & Gas, Inc.*	312,891
100,146	Centennial Resource Development, Inc., Class A*	1,103,609
136,022	Euronav NV	942,633
82,090	GasLog, Ltd.	1,351,202
27,436	Golar LNG, Ltd.	597,007
76,565	Navigator Holdings, Ltd.*	719,711
23,199	PDC Energy, Inc.*	690,402
37,436	SM Energy Co.	579,509
		6,296,964
	Pharmaceuticals—0.5%
34,343	Amneal Pharmaceuticals, Inc.†,*	464,661
12,074	Nektar Therapeutics*	396,872
		861,533
	Road and Rail—0.5%
31,790	Knight-Swift Transportation Holdings, Inc.	796,975
	Semiconductors and Semiconductor Equipment—12.0%
22,086	Advanced Micro Devices, Inc.*	407,708
25,399	Cree, Inc.*	1,086,442
53,077	Cypress Semiconductor Corp.	675,139
26,107	Inphi Corp.*	839,340
40,008	Integrated Device Technology, Inc.*	1,937,587
88,367	MACOM Technology Solutions Holdings, Inc.*	1,282,205
15,110	Marvell Technology Group, Ltd.	244,631
Shares		Value (Note 1)
	Semiconductors and Semiconductor Equipment (Continued)
21,503	Maxim Integrated Products, Inc.	$1,093,428
22,291	Monolithic Power Systems, Inc.	2,591,329
41,967	Qorvo, Inc.*	2,548,656
302,843	QuickLogic Corp.†,*	222,287
40,674	Semtech Corp.*	1,865,716
7,565	Silicon Laboratories, Inc.*	596,198
19,099	Skyworks Solutions, Inc.	1,280,015
16,013	Universal Display Corp.†	1,498,336
65,128	Veeco Instruments, Inc.*	482,599
		18,651,616
	Software—5.7%
22,644	2u, Inc.*	1,125,860
39,275	Benefitfocus, Inc.†,*	1,795,653
36,959	Cloudera, Inc.*	408,767
15,547	Ellie Mae, Inc.†,*	976,818
23,502	Model N, Inc.*	310,931
99,076	Nuance Communications, Inc.*	1,310,775
9,313	Nutanix, Inc., Class A*	387,328
14,233	SS&C Technologies Holdings, Inc.	642,051
198,750	TiVo Corp.	1,870,237
		8,828,420
	Specialty Retail—0.5%
62,998	Tailored Brands, Inc.	859,293
	Trading Companies and Distributors—2.8%
35,590	Beacon Roofing Supply, Inc.*	1,128,915
63,898	BMC Stock Holdings, Inc.*	989,141
24,466	DXP Enterprises, Inc./TX*	681,133
38,847	MRC Global, Inc.*	475,099
7,504	Watsco, Inc.	1,044,107
		4,318,395
	Transportation Infrastructure—0.9%
39,411	Macquarie Infrastructure Corp.	1,440,866
	Wireless Telecommunication Services—0.3%
154,053	Gogo, Inc.†,*	460,618
	TOTAL COMMON STOCKS (Cost $129,746,310)	155,576,807

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Yield	Value (Note 1)
	SHORT-TERM INVESTMENTS—6.1%
9,434,329	State Street Navigator Securities Lending Prime Portfolio (Money Market) (Cost $9,434,329)††	2.354%	$9,434,329
	TOTAL INVESTMENTS, AT VALUE—105.8% (Cost $139,180,639)		165,011,136
	Liabilities in Excess of Other Assets—(5.8)%		(9,003,882)
	NET ASSETS—100.0%		$156,007,254

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

*  Non-income producing security

†  Denotes all or a portion of security on loan. As of December 31, 2018, the market value of the securities on loan was $9,073,178 (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2018

At December 31, 2018, industry sector diversification of the M Capital Appreciation Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Information Technology	25.2%
Industrials	22.4%
Health Care	15.2%
Materials	12.5%
Financials	9.3%
Energy	5.6%
Consumer Discretionary	5.1%
Communication Services	3.1%
Real Estate	0.8%
Consumer Staples	0.5%
Short-Term Investments	6.1%
Total	105.8%
The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2018

Shares		Value (Note 1)
	COMMON STOCKS—98.1%
	Aerospace & Defense—0.3%
3,406	Moog, Inc., Class A	$263,897
	Airlines—3.1%
21,815	Delta Air Lines, Inc.	1,088,568
23,493	JetBlue Airways Corp.*	377,298
4,427	Spirit Airlines, Inc.*	256,412
10,936	United Continental Holdings, Inc.*	915,671
		2,637,949
	Auto Components—0.4%
27,412	Dana, Inc.	373,626
	Banks—7.6%
101,276	Bank of America Corp.	2,495,440
21,354	Citigroup, Inc.	1,111,689
35,012	Citizens Financial Group, Inc.	1,040,907
1,260	IBERIABANK Corp.	80,993
6,111	JPMorgan Chase & Co.	596,556
16,937	Popular, Inc.	799,765
5,216	Wintrust Financial Corp.	346,812
		6,472,162
	Beverages—1.7%
1,014	Boston Beer Co., Inc. (The), Class A*	244,212
10,702	PepsiCo, Inc.	1,182,357
		1,426,569
	Biotechnology—0.4%
1,541	Ligand Pharmaceuticals, Inc.*	209,114
1,086	United Therapeutics Corp.*	118,265
		327,379
	Building Products—0.6%
18,542	Masco Corp.	542,168
	Capital Markets—1.9%
3,675	Ameriprise Financial, Inc.	383,560
6,876	Lazard, Ltd., Class A	253,793
6,000	S&P Global, Inc.	1,019,640
		1,656,993
	Chemicals—1.7%
6,007	Cabot Corp.	257,940
10,131	LyondellBasell Industries NV, Class A	842,494
4,198	Methanex Corp.	202,218
Shares		Value (Note 1)
	Chemicals (Continued)
4,008	Trinseo SA	$183,486
		1,486,138
	Communications Equipment—0.6%
8,363	Cisco Systems, Inc.	362,369
755	F5 Networks, Inc.*	122,332
		484,701
	Construction and Engineering—1.3%
7,854	EMCOR Group, Inc.	468,805
22,561	Quanta Services, Inc.	679,086
		1,147,891
	Consumer Finance—2.9%
43,649	Ally Financial, Inc.	989,086
15,157	Capital One Financial Corp.	1,145,718
29,079	Navient Corp.	256,186
6,818	Santander Consumer USA Holdings, Inc.	119,929
		2,510,919
	Diversified Consumer Services—0.1%
1,156	Grand Canyon Education, Inc.*	111,138
	Diversified Financial Services—0.6%
12,158	Voya Financial, Inc.	488,022
	Diversified Telecommunication Services—3.1%
46,727	Verizon Communications, Inc.	2,626,992
	Electric Utilities—2.7%
30,380	Exelon Corp.	1,370,138
1,810	PNM Resources, Inc.	74,373
18,725	Portland General Electric Co.	858,541
		2,303,052
	Electrical Equipment—0.4%
4,215	EnerSys	327,126
	Electronic Equipment, Instruments & Components—1.9%
15,707	Avnet, Inc.	567,023
7,178	CDW Corp./DE	581,777
17,526	Jabil, Inc.	434,469
		1,583,269

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Entertainment—0.9%
8,454	Cinemark Holdings, Inc.	$302,653
688	Madison Square Garden Co. (The), Class A*	184,178
11,794	Viacom, Inc., Class B	303,106
		789,937
	Equity Real Estate Investment Trusts (REITs)—1.7%
329	Apartment Investment & Management Co., REIT, Class A	14,437
15,273	Brixmor Property Group, Inc., REIT	224,360
2,871	Columbia Property Trust, Inc., REIT	55,554
11,314	Hospitality Properties Trust, REIT	270,178
413	SBA Communications Corp., REIT*	66,861
19,298	Spirit Realty Capital, Inc., REIT	680,254
23,605	VEREIT, Inc., REIT	168,776
		1,480,420
	Food and Staples Retailing—1.5%
2,149	Casey's General Stores, Inc.	275,373
16,064	Kroger Co. (The)	441,760
8,576	Performance Food Group Co.*	276,748
10,999	Sprouts Farmers Market, Inc.*	258,586
		1,252,467
	Food Products—2.2%
3,043	Archer-Daniels-Midland Co.	124,672
5,645	Ingredion, Inc.	515,953
7,635	Lamb Weston Holdings, Inc.	561,630
12,725	Tyson Foods, Inc., Class A	679,515
		1,881,770
	Gas Utilities—1.6%
6,496	Southwest Gas Holdings, Inc.	496,944
15,875	UGI Corp.	846,931
		1,343,875
	Health Care Equipment and Supplies—0.8%
9,824	Baxter International, Inc.	646,616
	Health Care Providers and Services—2.5%
3,437	Humana, Inc.	984,632
6,383	McKesson Corp.	705,130
5,590	Premier, Inc., Class A*	208,787
Shares		Value (Note 1)
	Health Care Providers and Services (Continued)
991	WellCare Health Plans, Inc.*	$233,965
		2,132,514
	Hotels, Restaurants & Leisure—1.4%
12,961	Yum! Brands, Inc.	1,191,375
	Independent Power and Renewable Electricity Producers—1.0%
50,481	AES Corp./VA	729,955
3,469	NRG Energy, Inc.	137,373
		867,328
	Insurance—7.7%
14,808	Allstate Corp. (The)	1,223,585
26,863	CNO Financial Group, Inc.	399,722
5,044	Hanover Insurance Group, Inc. (The)	588,988
16,289	Hartford Financial Services Group, Inc. (The)	724,046
16,931	Lincoln National Corp.	868,730
15,097	Old Republic International Corp.	310,545
1,037	Progressive Corp. (The)	62,562
14,957	Prudential Financial, Inc.	1,219,743
8,273	Reinsurance Group of America, Inc.	1,160,123
		6,558,044
	Interactive Media & Services—0.9%
764	Alphabet, Inc., Class A*	798,349
	Internet and Catalog Retail—1.7%
468	Booking Holdings, Inc.*	806,093
24,133	eBay, Inc.*	677,413
		1,483,506
	IT Services—1.0%
5,686	VeriSign, Inc.*	843,177
	Leisure Equipment and Products—0.5%
9,265	Brunswick Corp./DE	430,359
	Life Sciences Tools and Services—1.4%
8,268	Agilent Technologies, Inc.	557,760
13,034	Bruker Corp.	388,022
1,701	ICON Plc*	219,786
		1,165,568
	Machinery—0.2%
3,788	Hillenbrand, Inc.	143,679

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Media—0.8%
5,347	John Wiley & Sons, Inc., Class A	$251,149
18,185	News Corp., Class A	206,400
18,534	TEGNA, Inc.	201,464
		659,013
	Metals and Mining—1.2%
6,360	Reliance Steel & Aluminum Co.	452,641
20,165	Steel Dynamics, Inc.	605,757
		1,058,398
	Multi-Utilities—0.4%
2,212	CenterPoint Energy, Inc.	62,445
5,208	Public Service Enterprise Group, Inc.	271,076
		333,521
	Oil, Gas and Consumable Fuels—9.7%
12,182	Anadarko Petroleum Corp.	534,059
10,811	Chevron Corp.	1,176,129
23,544	ConocoPhillips	1,467,968
3,359	CVR Energy, Inc.	115,818
3,251	Exxon Mobil Corp.	221,686
6,406	HollyFrontier Corp.	327,475
16,552	Marathon Petroleum Corp.	976,734
15,595	Occidental Petroleum Corp.	957,221
9,898	PBF Energy, Inc., Class A	323,368
6,904	Peabody Energy Corp.	210,434
12,936	Phillips 66	1,114,436
11,884	Valero Energy Corp.	890,943
		8,316,271
	Paper and Forest Products—0.5%
11,854	Domtar Corp.	416,431
	Personal Products—2.1%
5,622	Estee Lauder Cos., Inc. (The), Class A	731,422
6,158	Herbalife Nutrition, Ltd.*	363,014
7,264	Nu Skin Enterprises, Inc., Class A	445,501
2,309	USANA Health Sciences, Inc.*	271,839
		1,811,776
	Pharmaceuticals—10.6%
15,417	Bristol-Myers Squibb Co.	801,376
3,839	Eli Lilly & Co.	444,249
16,201	Endo International Plc*	118,267
15,409	Johnson & Johnson	1,988,531
30,879	Merck & Co., Inc.	2,359,464
Shares		Value (Note 1)
	Pharmaceuticals (Continued)
64,929	Pfizer, Inc.	$2,834,151
6,377	Zoetis, Inc.	545,489
		9,091,527
	Professional Services—0.7%
10,086	Robert Half International, Inc.	576,919
	Real Estate Management and Development—2.1%
28,127	CBRE Group, Inc., Class A*	1,126,205
5,617	Jones Lang LaSalle, Inc.	711,112
		1,837,317
	Semiconductors and Semiconductor Equipment—0.8%
10,023	Intel Corp.	470,380
7,536	Micron Technology, Inc.*	239,117
		709,497
	Software—4.7%
6,094	Aspen Technology, Inc.*	500,805
9,125	Citrix Systems, Inc.	934,948
5,412	Intuit, Inc.	1,065,352
3,643	j2 Global, Inc.	252,751
1,925	Manhattan Associates, Inc.*	81,562
9,311	Microsoft Corp.	945,718
6,302	Teradata Corp.*	241,745
		4,022,881
	Specialty Retail—0.7%
5,548	Aaron's, Inc.	233,294
6,116	Foot Locker, Inc.	325,371
		558,665
	Technology Hardware, Storage & Peripherals—1.4%
59,491	HP, Inc.	1,217,186
	Textiles, Apparel and Luxury Goods—1.1%
4,055	Deckers Outdoor Corp.*	518,837
3,218	Lululemon Athletica, Inc.*	391,341
		910,178
	Thrifts and Mortgage Finance—0.6%
31,641	Radian Group, Inc.	517,647

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value (Note 1)
	Tobacco—0.3%
1,158	Altria Group, Inc.	$57,194
3,644	Philip Morris International, Inc.	243,273
		300,467
	Trading Companies and Distributors—1.2%
24,583	HD Supply Holdings, Inc.*	922,354
1,365	WESCO International, Inc.*	65,520
		987,874
Shares		Value (Note 1)
	Wireless Telecommunication Services—0.9%
15,393	Telephone & Data Systems, Inc.	$500,888
4,700	United States Cellular Corp.*	244,259
		745,147
	TOTAL COMMON STOCKS (Cost $85,442,747)	83,849,690
	TOTAL INVESTMENTS, AT VALUE—98.1% (Cost $85,442,747)	83,849,690
	Other Assets in Excess of Liabilities—1.9%	1,587,189
	NET ASSETS—100.0%	$85,436,879

Notes to the Schedule of Investments:

REIT—Real Estate Investment Trust

*  Non-income producing security

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2018

At December 31, 2018, industry sector diversification of the M Large Cap Value Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Financials	21.3%
Health Care	15.7%
Information Technology	10.4%
Energy	9.7%
Consumer Staples	7.8%
Industrials	7.8%
Communication Services	6.6%
Consumer Discretionary	5.9%
Utilities	5.7%
Real Estate	3.8%
Materials	3.4%
Total	98.1%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Schedule of Investments	$127,263,238	$167,084,838	$165,011,136	$83,849,690
Affiliated investment company, at value (Note 1)***— see accompanying Schedule of Investments	40,791,410	—	—	—
Cash	777,592	1,484,633	404,005	1,570,939
Cash denominated in foreign currencies****	36,783	—	—	—
Receivable from:
Securities sold	710,884	—	313,613	—
Capital stock subscriptions	56,488	161,046	110,279	11,671
Investment Adviser	55,143	—	—	—
Dividends and interest	955,720	85,520	101,444	121,565
Other assets	2,684	—	7,329	3
Total assets	170,649,942	168,816,037	165,947,806	85,553,868
Liabilities:
Payable for:
Securities purchased	494,853	—	318,265	—
Capital stock redemptions	32,799	460,754	15,571	46,455
M Financial Group-compliance expense (Note 2)	1,341	1,337	1,309	688
Investment Adviser, net (Note 2)	—	85,486	122,841	31,860
Payable upon return of securities loaned (Note 1)	—	—	9,434,329	—
Accrued expenses and other liabilities	198,274	46,244	48,237	37,986
Total liabilities	727,267	593,821	9,940,552	116,989
Net assets	$169,922,675	$168,222,216	$156,007,254	$85,436,879
Net assets consist of:
Paid-in capital	$251,524,353	$122,232,596	$129,238,572	$88,167,251
Total distributable earnings (loss)	(81,601,678)	45,989,620	26,768,682	(2,730,372)
Net assets	$169,922,675	$168,222,216	$156,007,254	$85,436,879
Shares outstanding#	16,031,563	7,363,590	7,380,359	7,721,747
Net asset value, offering price and redemption price per share	$10.60	$22.85	$21.14	$11.06
* Cost of investments	$132,197,198	$122,026,649	$139,180,639	$85,442,747
** Includes securities on loan with market values of	$—	$—	$9,073,178	$—
*** Cost of affiliated investment	$40,572,824	$—	$—	$—
**** Cost of cash denominated in foreign currencies	$36,659	$—	$—	$—

  #  The number of authorized shares with a par value of $0.001 per share, for each of the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund is 100,000,000.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2018

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Investment income:
Dividends-Unaffiliated*	$5,048,153	$1,181,732	$1,688,743	$2,028,107
Dividends-Affiliated	74,824	—	—	—
Securities lending income	30,763	34,498	133,172	790
Interest	17,993	3,468	5,177	3,211
Total investment income	5,171,733	1,219,698	1,827,092	2,032,108
Expenses:
Investment advisory fee (Note 2)	1,469,210	1,136,839	1,771,657	432,759
Custody, fund accounting, transfer agent and administration fees	504,330	179,246	215,589	119,751
Professional fees	44,851	40,336	40,362	31,687
Printing and shareholder reporting	38,920	35,512	38,190	25,806
Compliance expenses (Note 2)	15,286	13,680	14,069	6,774
Directors' fees and expenses	2,044	10,651	9,183	4,810
Other	30,226	24,209	26,029	12,354
Total expenses	2,104,867	1,440,473	2,115,079	633,941
Less: Expenses waived/reimbursed by the Adviser (Note 2)	(130,872)	—	—	(14,425)
Net expenses	1,973,995	1,440,473	2,115,079	619,516
Net investment income (loss)	3,197,738	(220,775)	(287,987)	1,412,592
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investment transactions	4,031,656	12,484,656	30,145,749	5,251,864
Foreign currency transactions	17,545	65	—	(119)
Net realized gain	4,049,201	12,484,721	30,145,749	5,251,745
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(51,711,439)	(19,727,520)	(54,755,163)	(18,210,129)
Affiliated investments	218,586	—	—	—
Foreign currency translation	(12,888)	(20)	—	—
Net change in unrealized appreciation (depreciation)	(51,505,741)	(19,727,540)	(54,755,163)	(18,210,129)
Net realized and unrealized loss	(47,456,540)	(7,242,819)	(24,609,414)	(12,958,384)
Net decrease in net assets resulting from operations	$(44,258,802)	$(7,463,594)	$(24,897,401)	$(11,545,792)
* Net of foreign taxes withheld of:	$485,537	$43,535	$12,435	$6,158

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$3,197,738	$2,891,426	$(220,775)	$(366,517)
Net realized gain on investments and foreign currency transactions	4,049,201	1,227,574	12,484,721	15,019,673
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(51,505,741)	41,910,752	(19,727,540)	44,314,303
Net increase (decrease) in net assets resulting from operations	(44,258,802)	46,029,752	(7,463,594)	58,967,459
Distributions to shareholders*	(2,892,319)	(3,779,071)	(20,800,775)	(5,204,806)
Total distributions to shareholders	(2,892,319)	(3,779,071)	(20,800,775)	(5,204,806)
Fund share transactions (Note 4):
Proceeds from shares sold	23,957,439	33,434,491	24,766,078	18,610,328
Net asset value of shares issued on reinvestment of distributions	2,892,319	3,779,071	20,800,774	5,204,806
Cost of shares repurchased	(53,942,909)	(29,206,624)	(42,459,412)	(41,964,468)
Net increase (decrease) in net assets resulting from Fund share transactions	(27,093,151)	8,006,938	3,107,440	(18,149,334)
Total change in net assets	(74,244,272)	50,257,619	(25,156,929)	35,613,319
Net Assets:
Beginning of year	244,166,947	193,909,328	193,379,145	157,765,826
End of year**	$169,922,675	$244,166,947	$168,222,216	$193,379,145

  *  For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders. See Note 7 for tax basis of distributions to shareholders.

  **  End of year net assets includes undistributed (overdistributed) net investment income of $(1,607,144) for M International Equity Fund and $—for M Large Cap Growth Fund in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(287,987)	$(75,399)	$1,412,592	$1,467,065
Net realized gain on investments and foreign currency transactions	30,145,749	25,047,604	5,251,745	6,838,730
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(54,755,163)	10,656,325	(18,210,129)	4,918,058
Net increase (decrease) in net assets resulting from operations	(24,897,401)	35,628,530	(11,545,792)	13,223,853
Distributions to shareholders*	(35,192,975)	(22,028,826)	(8,355,547)	(6,034,992)
Total distributions to shareholders	(35,192,975)	(22,028,826)	(8,355,547)	(6,034,992)
Fund share transactions (Note 4):
Proceeds from shares sold	16,496,331	18,652,559	12,484,184	9,867,851
Net asset value of shares issued on reinvestment of distributions	35,192,975	22,028,825	8,355,547	6,034,992
Cost of shares repurchased	(44,875,896)	(42,213,419)	(15,002,622)	(14,779,680)
Net increase (decrease) in net assets resulting from Fund share transactions	6,813,410	(1,532,035)	5,837,109	1,123,163
Total change in net assets	(53,276,966)	12,067,669	(14,064,230)	8,312,024
Net Assets:
Beginning of year	209,284,220	197,216,551	99,501,109	91,189,085
End of year**	$156,007,254	$209,284,220	$85,436,879	$99,501,109

  *  For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders. See Note 7 for tax basis of distributions to shareholders.

  **  End of year net assets includes undistributed (overdistributed) net investment income of $- for M Capital Appreciation Fund and $44,064 for M Large Cap Value Fund in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M International Equity Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of year	$13.58	$11.12	$11.26	$11.93	$13.15
Income from investment operations:
Net investment income‡	0.19	0.17	0.17	0.19	0.24
Net realized and unrealized gain (loss) on investments	(2.99)	2.50	(0.18)	(0.66)	(1.16)
Total from investment operations	(2.80)	2.67	(0.01)	(0.47)	(0.92)
Less distributions to shareholders:
From net investment income	(0.18)	(0.21)	(0.13)	(0.20)	(0.30)
Total distributions	(0.18)	(0.21)	(0.13)	(0.20)	(0.30)
Net asset value, end of year	$10.60	$13.58	$11.12	$11.26	$11.93
Total Return+	(20.57)%	24.05%	(0.05)%	(3.94)%	(7.06)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$169,923	$244,167	$193,909	$228,015	$217,525
Net expenses to average daily net assets	0.92%•	0.90%	0.94%	0.95%	0.93%
Net investment income to average daily net assets	1.50%	1.33%	1.51%	1.51%	1.83%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.98%•	N/A	0.97%	0.96%	N/A
Net investment income	1.43%	N/A	1.48%	1.50%	N/A
Portfolio turnover rate	117%?	10%	20%	27%	15%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

•  In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying fund in which it invests. Such indirect expenses are not included in the above expense ratios.

?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Growth Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of year	$27.01	$19.97	$21.66	$23.95	$24.74
Income from investment operations:
Net investment income (loss)‡	(0.03)	(0.05)	(0.05)	(0.05)	0.02
Net realized and unrealized gain (loss) on investments	(1.12)	7.83	(0.45)	1.96	2.45
Total from investment operations	(1.15)	7.78	(0.50)	1.91	2.47
Less distributions to shareholders:
From net investment income	—	—	—	(0.01)	(0.01)
From net realized capital gains	(3.01)	(0.74)	(1.19)	(4.19)	(3.25)
Total distributions	(3.01)	(0.74)	(1.19)	(4.20)	(3.26)
Net asset value, end of year	$22.85	$27.01	$19.97	$21.66	$23.95
Total Return+	(4.95)%	38.97%	(2.32)%	7.70%	10.21%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$168,222	$193,379	$157,766	$180,624	$177,904
Net expenses to average daily net assets	0.75%	0.73%	0.78%	0.76%	0.75%
Net investment income (loss) to average daily net assets	(0.11)%	(0.20)%	(0.26)%	(0.20)%	0.07%
Portfolio turnover rate	34%	49%	36%	69%	46%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Capital Appreciation Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of year	$31.24	$29.28	$25.15	$30.22	$29.71
Income from investment operations:
Net investment loss‡	(0.05)	(0.01)	(0.09)	(0.10)	(0.11)
Net realized and unrealized gain (loss) on investments	(4.23)	5.55	5.38	(1.77)	3.81
Total from investment operations	(4.28)	5.54	5.29	(1.87)	3.70
Less distributions to shareholders:
From net investment income	(0.09)	—	—	—	—
From net realized capital gains	(5.73)	(3.58)	(1.16)	(3.20)	(3.19)
Total distributions	(5.82)	(3.58)	(1.16)	(3.20)	(3.19)
Net asset value, end of year	$21.14	$31.24	$29.28	$25.15	$30.22
Total Return+	(14.15)%	19.02%	21.06%	(6.58)%	12.42%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$156,007	$209,284	$197,217	$182,298	$180,980
Net expenses to average daily net assets	1.07%	1.05%	1.08%	1.07%	1.07%
Net investment loss to average daily net assets	(0.15)%	(0.04)%	(0.35)%	(0.34)%	(0.34)%
Portfolio turnover rate	26%	20%	19%	23%	17%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Value Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of year	$13.93	$12.89	$11.96	$13.36	$13.77
Income from investment operations:
Net investment income‡	0.20	0.21	0.22	0.18	0.15
Net realized and unrealized gain (loss) on investments	(1.88)	1.73	0.94	(0.24)	1.20
Total from investment operations	(1.68)	1.94	1.16	(0.06)	1.35
Less distributions to shareholders:
From net investment income	(0.20)	(0.21)	(0.23)	(0.17)	(0.17)
From return of capital	—	—	—	(0.01)	—
From net realized capital gains	(0.99)	(0.69)	—	(1.16)	(1.59)
Total distributions	(1.19)	(0.90)	(0.23)	(1.34)	(1.76)
Net asset value, end of year	$11.06	$13.93	$12.89	$11.96	$13.36
Total Return+	(12.07)%	14.99%	9.73%#	(0.66)%	9.68%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$85,437	$99,501	$91,189	$95,170	$83,035
Net expenses to average daily net assets	0.64%	0.64%	0.68%	0.69%	0.68%
Net investment income to average daily net assets	1.47%	1.57%	1.85%	1.32%	1.05%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.66%	0.64%	0.68%	N/A	N/A
Net investment income	1.45%	1.56%	1.85%	N/A	N/A
Portfolio turnover rate	82%	75%	54%	66%	80%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

#  Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder processing.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Corporation") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2018, the Corporation consisted of four separate diversified investment portfolios: M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund (each singularly a "Fund" or collectively the "Funds"), each of which is a separate mutual fund.

The Corporation offers shares of the Funds to certain insurance company separate accounts, which serve as the underlying funding vehicles for certain variable annuity and variable life insurance policies. These annuities and insurance policies are offered primarily by members of M Financial Holdings Incorporated ("M Financial Group") and are issued by certain life insurance companies.

M International Equity Fund

M International Equity Fund seeks to achieve its investment objective through exposure to a broad and diverse group of securities of non-U.S. companies in countries with developed and emerging markets with a greater emphasis on small capitalization, value and high profitability companies as compared to their representation in the Non-U.S. Universe. For purposes of the Fund, Dimensional Fund Advisors LP (the "Sub-Adviser" or "DFA") defines the Non-U.S. Universe as a market capitalization weighted portfolio of non-U.S. companies in developed and emerging markets that have been authorized for investment as approved markets by the Sub-Adviser's Investment Committee. The Fund may pursue its investment objective by investing its assets directly and/or indirectly by investing its assets in the Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc. (the "Underlying Fund").

M Large Cap Growth Fund

M Large Cap Growth Fund will normally invest at least 80% of its total assets in large-cap equity securities, including common stocks, preferred stocks and American Depositary Receipts. The Fund may invest up to 20% of its assets in equity securities of foreign issuers. DSM Capital Partners LLC ("DSM"), the Fund's sub-adviser defines "large-cap" as capitalizations of $10 billion or more. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice. DSM uses a "bottom-up," idea-driven approach and focuses on a long-term (e.g., three-year minimum) investment horizon. DSM seeks to invest in growing businesses with solid fundamentals, attractive profitability and successful management. Candidate companies will typically have projected revenue and earnings growth in excess of 10% and will often have higher returns on equity and assets than average S&P 500 companies. Generally, these businesses will be generating free cash flow and will have financial returns that are stable or rising, driven by improving business fundamental all as determined by DSM.

M Capital Appreciation Fund

M Capital Appreciation Fund invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500 Index. The Fund's sub-adviser, Frontier Capital Management Company, LLC ("Frontier") seeks to invest in companies with unrecognized earnings potential. Earnings per share, growth and price appreciation are important factors. Wall Street analysts do not usually widely follow small to mid-sized companies like those in which the Fund invests and institutional investors usually do not own a large percentage of them. The cornerstone of Frontier's

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

investment process is internally generated fundamental research. Stocks are sold if earnings growth potential is realized, when the fundamental reasons for purchase are no longer valid, or when a more attractive situation is identified.

M Large Cap Value Fund

M Large Cap Value Fund will normally invest at least 80% of its total assets in the large-capitalization segment of the U.S. stock market, including equity securities of U.S. issuers. AJO, LP ("AJO"), the Fund's sub-adviser, defines "large-capitalization" as capitalizations of $5 billion or more. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice. AJO uses a systematic, disciplined, quantitative investment process. AJO is value-oriented, but believes superior results are best achieved by combining value, management, momentum and sentiment. AJO focuses on well-managed companies with quality cash profits, relatively low market valuations, positive price and earnings momentum and favorable investor sentiment. It optimizes portfolios to diversify multi-faceted risk. The Fund is fully invested, sector-neutral and well diversified in terms of industry, fundamental characteristics and various statistical measures of risk. AJO seeks to minimize implementation shortfall, defined as the difference between valuation price and execution price, including commissions, spreads, market impact and opportunity cost.

1.  Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Use of Estimates

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange (other than the National Association of Securities Dealers Automated Quotation System "NASDAQ") are valued at the last sale price on the exchange on which the securities are traded. If no sale occurs, equity securities and other similar investments traded on a U.S. exchange (other than NASDAQ) are valued at the most recent bid price. Equity securities and other similar investments traded on NASDAQ are valued at the NASDAQ Official Closing Price. If no sale occurs, equity securities and other similar investments traded on NASDAQ are valued at the most recent bid price. Equity securities and other similar investments traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the close of the New York Stock Exchange. However, if an

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value. The Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide a fair value price on trading days when the S&P 500 Index moves more than 1%. The use of a fair value price may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund's NAV. Over-the-counter securities are valued at the last sale price on the valuation date or, if no sale occurs, at the most recent bid price. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which a pricing service supplies no quotations or quotations are not deemed to be representative of market value or for which there are no readily available market quotations are valued at fair value as determined in good faith by the Pricing Committee appointed by the Board of Directors (excluding debt securities with a remaining maturity of sixty days or less). Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the fair value hierarchy.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable data inputs and minimize the use of unobservable data inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use to price the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use to price the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use to price the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments;

•  Level 2—quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3—significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of December 31, 2018, all of the Funds had (i) all long-term investments classified as Level 1, as represented on the Schedule of Investments; and (ii) all short-term investments classified as Level 2.

The following table presents the change in balances of investments in securities for which significant unobservable inputs (Level 3) were used in determining value for the M International Equity Fund between December 31, 2017 and December 31, 2018:

Investments in Securities	Balance as of December 31, 2017	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2018	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/18 for the period ended 12/31/18
Common Stocks	$25,424	$(472)	$—	$—	$(24,952)	$—	$—	$—	$—
Total	$25,424	$(472)	$—	$—	$(24,952)	$—	$—	$—	$—

The Funds did not have significant transfers in and out of Level 1, Level 2 or Level 3 of the fair value hierarchy during the year ended December 31, 2018.

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Corporation can be directly attributed to a Fund. Expenses that cannot be directly attributed are apportioned among Funds by the Corporation based on average net assets of each Fund.

Additionally, the Funds may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

indirect expenses of mutual funds are not included in the amounts shown as expenses in the Funds' Statements of Operations or in the expense ratios included in the financial highlights.

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Securities Lending

The Funds participate in a securities lending program under the terms of a Securities Lending Agency Agreement with State Street Bank and Trust Company, which serves as the Funds' securities lending agent. Each Fund may loan its portfolio securities in an amount up to 33 1/3 of its total assets. The Funds receive cash (U.S. currency) as collateral against the loaned securities. Such collateral is invested by the securities lending agent in a money market mutual fund that meets the quality and diversification requirements in accordance with Rule 2a-7 under the 1940 Act. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any change in the amount of collateral is delivered to or paid by the Fund the next day. The collateral value does not include the calculated mark, which is the amount charged/returned to the borrower daily to maintain 102%/105% of market value. There is a day lag in receiving the mark, which may at times result in a collateral percentage above or below 102%/105%.

The collateral received is recorded on a lending Fund's statement of assets and liabilities, along with the related obligation to return the collateral. A Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. Upon an event of default under the Securities Agency Lending Agreement, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. If the borrower fails to return loaned securities and cash collateral is insufficient to cover the value of loaned securities (provided that the insufficiency is not due to investment losses), the securities lending agent has agreed, at its option, to pay the amount of any shortfall in collateral to the Funds; or to replace the securities. Any dividends or interest payable by the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the Internal Revenue Code of 1986, as amended.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to the borrower through the securities lending agent, is the source of the Fund's securities lending income, 70% of which is paid to the Fund, 30% of which is paid to the custodian as securities lending agent.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2018.

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Amounts of Recognized Assets	Statement Assets and Liabilities	Statement Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
M Capital Appreciation Fund	$9,434,329	$—	$9,434,329	$—	$9,434,329	$—

The following table presents the remaining contractual maturity of the Securities Lending Agency Agreement as of December 31, 2018.

Fund	Security Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
M Capital Appreciation Fund	Common Stocks	$9,434,329	$—	$—	$—	$9,434,329

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary.

The Funds evaluate the Funds' tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is "more likely than not" to be sustained assuming examination by taxing authorities. The Funds did not have any unrecognized tax benefits as of December 31, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2018, the Funds did not incur any such interest or penalties. The Funds' tax returns are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, December 2015 through December 2017. No examination of any of the Funds' tax filings is currently in progress.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates

The Corporation has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of M Financial Group. The Advisory Agreement provides that the Funds will pay the Adviser a fee at an annual rate of the value of each Fund's average daily net assets as follows:

Fund	Total Advisory Fees
M International Equity Fund#	For the period January 1, 2018 through
December 11, 2018—
0.70% on the first $1 billion
0.65% on the amounts above $1 billion
For the period December 12, 2018 through
December 31, 2018—
0.15% on all assets plus (and only with respect to Fund assets which are not invested in a mutual fund that is advised by the Fund's sub-adviser):
0.32% on the first $100 million
0.27% on the amounts thereafter
M Large Cap Growth Fund	0.65% of the first $50 million
0.60% of the next $50 million
0.55% on the amounts above $100 million
M Capital Appreciation Fund	0.90%
M Large Cap Value Fund*	0.45% of the first $250 million
0.35% of the next $250 million
0.30% of the next $250 million
0.275% on the amounts thereafter

#  For the period December 1, 2018 through December 11, 2018, the prior Sub-Adviser for the Fund waived its sub-advisory fee. Consequently, the Adviser waived $29,558 otherwise payable by the M International Equity Fund.

*  Beginning on October 1, 2016, the Sub-Adviser for the Fund waived 5% of its sub-advisory fee. Consequently, the Adviser waived a portion of the fee payable by the Fund. For the year ended December 31, 2018, the fee payable to the Adviser for the Fund was 0.435% on the first $250 million, 0.34% on the next $250 million, 0.2925% on the next $250 million and 0.2688% thereafter on the Fund's average daily net assets. For the year ended December 31, 2018, the Advisor waived $14,425 otherwise payable by M Large Cap Value Fund.

Prior to May 1, 2018 and for the period May 1, 2018 to April 30, 2019, the Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. For the year ended December 31, 2018, the Adviser reimbursed $101,314 of other expenses for the M International Equity Fund.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

The Adviser has engaged Dimensional Fund Advisors LP, DSM Capital Partners LLC, Frontier Capital Management Company, LLC and AJO, LP to act as sub-advisers to provide day-to-day portfolio management for the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund, respectively.

As compensation for their services, each sub-adviser receives a fee based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
M International Equity Fund#	For the period January 1, 2018 through
December 11, 2018—
0.55% on the first $1 billion
0.50% on the amounts above $1 billion
For the period December 12, 2018 through
December 31, 2018—
0.32% on the first $100 million
0.27% on the amounts thereafter
Sub-adviser shall not receive any sub-
advisory fee for its sub-advisory services to
the M International Equity Fund with respect
to assets of the M International Equity Fund
invested in any other mutual fund advised by
the Sub-Adviser.
M Large Cap Growth Fund	0.50% on the first $50 million
0.45% on the next $50 million
0.40% on the amounts above $100 million
M Capital Appreciation Fund	0.75%
M Large Cap Value Fund*	0.30% on the first $250 million
0.20% on the next $250 million
0.15% on the next $250 million
0.125% on the amounts thereafter

#  For the period December 1, 2018 through December 11, 2018, the prior Sub-Adviser for the Fund waived its sub-advisory fee.

*  Beginning on October 1, 2016, the Sub-Adviser waived 5% of its sub-advisory fee. For the year ended December 31, 2018, the fee payable to the Sub-Adviser for the Fund was 0.285% on the first $250 million, 0.19% on the next $250 million, 0.1425% on the next $250 million and 0.1188% thereafter on the Fund's average daily net assets. For the year ended December 31, 2018, the Sub-Adviser waived $14,425 otherwise payable by the Adviser.

The sub-advisory fees are paid by the Adviser out of the investment advisory fees disclosed above.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are charged by the Distributor for its services.

The Corporation pays no compensation to its officers. At December 31, 2018, the Corporation pays each Non-Interested Director $1,500 per meeting attended. The Corporation pays each non-interested Director an annual retainer of $20,000. Each member of the Audit Committee receives $1,500 per meeting of the Audit Committee that he attends. The Chairman of the Board and Audit Committee Chair receive an additional $10,000 annually. CCO compensation is paid to M Financial Group pursuant to an employee leasing agreement between the Corporation and M Financial Group and is included under compliance expenses on the Funds' Statements of Operations.

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or is under common management. The Company which is an affiliate of the M International Equity Fund as of December 31, 2018 is noted in the Fund's Schedule of Investments. During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by Dimensional Fund Advisors LP for the M International Equity Fund were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
DFA Emerging Markets Core Equity Portfolio	$—	$40,572,824	$—	$—	$218,586	$40,791,410	$74,824	$—	2,119,034

3.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2018, were as follows:

	Non-U.S. Government Securities
	Purchases	Sales
M International Equity Fund	$241,468,531	$254,843,739
M Large Cap Growth Fund	64,509,108	82,575,980
M Capital Appreciation Fund	49,809,820	75,346,802
M Large Cap Value Fund	77,322,611	78,904,463

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

4.  Paid-in Capital

Changes in the capital shares outstanding were as follows:

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Shares sold	1,891,021	2,576,981	912,017	755,122
Shares repurchased	(4,116,778)	(2,318,859)	(1,535,156)	(1,689,858)
Distributions reinvested	277,574	278,912	828,020	192,384
Net increase (decrease)	(1,948,183)	537,034	204,881	(742,352)
Fund Shares:
Beginning of year	17,979,746	17,442,712	7,158,709	7,901,061
End of year	16,031,563	17,979,746	7,363,590	7,158,709
	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Shares sold	543,866	585,377	928,969	738,308
Shares repurchased	(1,438,588)	(1,323,145)	(1,099,557)	(1,098,551)
Distributions reinvested	1,576,310	700,269	748,428	430,456
Net increase (decrease)	681,588	(37,499)	577,840	70,213
Fund Shares:
Beginning of year	6,698,771	6,736,270	7,143,907	7,073,694
End of year	7,380,359	6,698,771	7,721,747	7,143,907

5.  Financial Instruments

Foreign Investments and Foreign Currency

Each of the Funds may invest in securities of companies that are organized under the laws of a foreign country and (i) are unlisted or listed primarily on a non-U.S. exchange; or (ii) are listed on a U.S. exchange or over-the-counter as a sponsored or unsponsored American Depositary Receipt ("foreign issuers"). M International Equity Fund may also invest in non-U.S. dollar denominated securities and securities of foreign issuers represented by European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs"). The value of all assets and liabilities expressed in foreign currencies are translated into U.S. dollars at the exchange rates captured as of twelve noon Eastern Time each business day other than market holidays or early closures. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions. M International Equity Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in market prices of securities held at year end.

Investments in non-U.S. dollar denominated securities or in the securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures for such securities may be different in foreign countries and, in certain markets, on certain occasions such procedures have been unable to keep pace with the volume of securities transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment and resource self-sufficiency.

Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund is at risk of adverse developments affecting the value of such currency.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

6.  Beneficial Interest

Shares of the Funds are owned by insurance companies through their separate accounts that are used primarily to fund variable annuity contracts and variable life insurance contracts. As of December 31, 2018, John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona and Security Life of Denver (an indirect, wholly owned subsidiary of Voya Financial, Inc.) each owned 5% or more of the Funds' shares. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of each Fund because their separate accounts hold more than 25% of the shares of each Fund.

As of December 31, 2018 the ownership of each Fund was as follows:

	Percentage of Ownership(1)
	John Hancock Variable Life Insurance Co.	Pacific Life Insurance Co.	Pruco Life Insurance Co. Of Arizona	Voya-Security Life of Denver
M International Equity Fund	45.9%	34.6%	6.8%	6.1%
M Large Cap Growth Fund	51.5%	32.4%	6.2%	1.7%
M Capital Appreciation Fund	44.5%	41.8%	2.3%	5.0%
M Large Cap Value Fund	52.2%	30.6%	6.1%	1.7%

(1)  The balance of the Funds' shares are owned by shareholders with less than 5% beneficial interest.

7.  Tax Information

At December 31, 2018, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ Depreciation
M International Equity Fund	$172,838,632	$1,386,203	$(6,170,187)	$(4,783,984)
M Large Cap Growth Fund	122,209,430	47,268,030	(2,392,622)	44,875,408
M Capital Appreciation Fund	139,648,598	50,143,013	(24,780,475)	25,362,538
M Large Cap Value Fund	85,495,927	5,819,183	(7,465,420)	(1,646,237)

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

The tax character of distributions paid during 2018 and 2017 was as follows:

	December 31, 2018 Amount	December 31, 2017 Amount
M International Equity Fund
Distributions paid from:
Ordinary Income	$2,892,319	$3,779,071
Total Distributions	$2,892,319	$3,779,071
M Large Cap Growth Fund
Distributions paid from:
Ordinary Income	$1,322,751	$444,865
Long-Term Capital Gain	19,478,024	4,759,941
Total Distributions	$20,800,775	$5,204,806
M Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$3,766,650	$260,114
Long-Term Capital Gain	31,426,325	21,768,712
Total Distributions	$35,192,975	$22,028,826
M Large Cap Value Fund
Distributions paid from:
Ordinary Income	$1,798,576	$1,391,726
Long-Term Capital Gain	6,556,971	4,643,266
Total Distributions	$8,355,547	$6,034,992

At December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforwards	Post October Loss Deferrals	Unrealized Appreciation/ Depreciation	Total Distributable Earnings
M International Equity Fund	$58,820	$—	$(67,490,602)	$(9,369,284)	$(4,800,612)	$(81,601,678)
M Large Cap Growth Fund	—	1,114,222	—	—	44,875,398	45,989,620
M Capital Appreciation Fund	—	1,547,015	—	(140,871)	25,362,538	26,768,682
M Large Cap Value Fund	14,937	—	—	(1,099,072)	(1,646,237)	(2,730,372)

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expirations dates, whichever occurs first. In addition, M International Equity Fund had unused short-term capital losses of $4,661,704 and unused long-term capital losses of $62,828,898 permitted to be carried for an unlimited period. In addition at December 31, 2018 M International Equity Fund had $10,383,578 of short-term capital loss carryforwards expire unused. Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2018, M International Equity Fund, M Capital Appreciation Fund and M Large Cap Value Fund elected to defer post-October losses.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Permanent differences incurred during the year ended December 31, 2018, resulting from differences in book and tax accounting relating to realized foreign currency gains and losses, return of capital distributions from non-REIT securities, capital gain distributions from REITs, passive foreign investment company gains and losses and expiration of capital loss carryforwards, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
M International Equity Fund	$1,354,733	$9,028,845	$(10,383,578)
M Large Cap Growth Fund	220,775	(220,775)	—
M Capital Appreciation Fund	839,190	(839,190)	—
M Large Cap Value Fund	(35,958)	35,958	—

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

8.  Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Corporation may enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The maximum exposure to the Corporation under these arrangements is unknown, as it involves future claims that may be made against the Corporation that have not yet occurred. However, based on experience, the Corporation believes that the current risk of loss is remote.

9.  Recent Accounting Pronouncements

Effective December 31, 2018, the Corporation has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Corporation's financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. At this time, the Corporation is evaluating the implications of the provisions of the ASU related to the new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

10.  Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds' financial statements and have determined there is no other material impact to the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of M Fund, Inc.
and the Shareholders of
M International Equity Fund,
M Large Cap Growth Fund,
M Capital Appreciation Fund and
M Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund, each a series of shares of M Fund, Inc. (the "Funds"), including the schedules of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the M Fund, Inc. since 2008.

Philadelphia, Pennsylvania
March 1, 2019

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited)

Director's and Officer's Tables

Interested Directors:

Name, Address, and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
Peter W. Mullin(2) 1125 NW Couch St., Suite 900 Portland, OR 97209 78	Director	Indefinite 23 Years	Chairman Emeritus, MullinTBG, Inc. (insurance agency) from 2008 to Present. Founding Chairman, Mullin, Barens, Sanford (life insurance & executive benefits) from 2012 to Present.	4	Avery Dennison (consumer packaging) from 1988 to 2013.
Lawton Nease(2) Nease Lagana Eden & Culley, Inc. 1125 NW Couch St., Suite 900 Portland, OR 97209 75	Director	Indefinite Nine Years	President, Nease, Lagana, Eden & Culley (life insurance advisory firm) from 1988 to present.	4	NLEC (specialty insurance).

(1)  In accordance with the Corporation's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation's Articles of Incorporation.

(2)  Messrs. Mullin and Nease are deemed to be Interested Persons as defined by the 1940 Act, for the following reasons:

•  Mr. Mullin has the power to vote 17.8% of the stock of M Financial Group, which controls the Adviser;

•  Mr. Nease owns 1.7% of the stock of M Financial Group;

•  Messrs. Mullin and Nease are Directors of M Financial Group; and

•  Mr. Nease is a Director of the Adviser.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Independent Directors:

Name, Address, and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
Wayne Pierson 1125 NW Couch St., Suite 900 Portland, OR 97209 68	Director, Chair of the Board and Governance Committee Chair	Indefinite Six Years	Chief Financial Officer, Chief Investment Officer, Meyer Memorial Trust, 1982 to 2014 (private foundation); President (2005 to present) and Director (2004-2015), Acorn Investors LLC (investment holding company); Principal Clifford Capital Partners LLC, 2010 to present (investment manager).	4	Director, Oaktree Capital Group, 2007 to present (investment manager).
Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 67	Director and Audit Committee Chair	Indefinite 10 Years	CEO and CIO, C.M. Capital Corp., 2011 to present.	4	N/A
Patrick J. Simpson 1125 NW Couch St., Suite 900 Portland, OR 97209 73	Director	Indefinite Since July 2018	Attorney, Perkins Coie LLP., 1988 to present.	4	Columbia Funds (71 funds) from 2000 to present.

(1)  In accordance with the Corporation's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation's Articles of Incorporation.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

The Officers of the Corporation are listed below together with their respective positions with the Corporation, their principal occupations during the past five years and any positions held with affiliates of the Corporation:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bridget McNamara-Fenesy 1125 NW Couch St., Suite 900 Portland, OR 97209 60	President	One Year Two Years

President and CEO, M Securities Holdings, Inc. 2017-present; Vice President, M Securities Holdings, Inc. 2016-2017; Interim Chief Compliance Officer, M Securities Holdings, Inc. March 2016-September 2016; President, Two Gaits Consulting 2001-2016.

Valerie Pimenta 1125 NW Couch St., Suite 900 Portland, OR 97209 41	Vice President	One Year One Year	Vice President of the Corporation, 2018-Present; Vice President and COO of M Securities, Inc. 2017-Present; Various roles, Fisher Investments, 2002-2017
David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 53	Secretary and Treasurer	One Year 12 Years

Accounting Director, M Financial Group, 2007-present; Secretary and Treasurer, M Financial Investment Advisers, Inc., 2007 to present; Secretary and Treasurer, M Financial Wealth Partners, Inc., and M Financial Asset Management, Inc., 2016-present.

Dean Beckley 1125 NW Couch St., Suite 900 Portland, OR 97209 47	Chief Information Security Officer	One Year Two Years	Director, Cyber Security & IT Operations, M Financial Group, 2016-present; Director, Technology of M Benefit Solutions, 2013-2016; Senior Project Manager of M Financial Group, 2009-2013.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Quarterly Form N-Q Portfolio Schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Corporation's Form N-Q will be available on the Corporation's website at www.mfin.com and on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Corporation's proxy voting policies and procedures and the Corporation's proxy voting record for the most recent twelve-month period ending June 30 are available (1) without charge, upon request, by calling the Corporation toll-free at 1-888-736-2878; and (2) on Form N-PX on the SEC's website at www.sec.gov.

Tax Disclosures

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2018 qualified for the dividends received deduction as follows.

Fund	Dividend Received Deduction
M International Equity Fund	18.36%
M Large Cap Growth Fund	60.15%
M Capital Appreciation Fund	55.31%
M Large Cap Value Fund	100.00%

Pursuant to Internal Revenue Section 852(b), M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund paid $19,478,024, $31,426,325 and $6,556,971, respectively, which have been designated as capital gains distributions for the fiscal year ended December 31, 2018.

M International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign securities. Accordingly, the Fund made the following designations regarding its fiscal year ended December 31, 2018:

•  the total amount of foreign taxes creditable was $344,797

•  the total amount of income sourced from foreign countries was $3,990,897

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

As an indirect shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only. As an indirect shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees. However, you do incur such transactional costs, as well as other fees and charges as an owner of a variable annuity contract or variable life insurance policy. If these transactional and other insurance company fees and charges were included, your costs would have been higher. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different variable annuities or variable life insurance policies.

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited) (Continued)

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2018 to December 31, 2018)
M International Equity Fund
Actual	$1,000.00	$808.33	0.91%	$4.15
Hypothetical (5% return before expenses)	1,000.00	1,020.60	0.91%	4.63
M Large Cap Growth Fund
Actual	1,000.00	894.60	0.75%	3.58
Hypothetical (5% return before expenses)	1,000.00	1,021.40	0.75%	3.82
M Capital Appreciation Fund
Actual	1,000.00	845.50	1.07%	4.98
Hypothetical (5% return before expenses)	1,000.00	1,019.80	1.07%	5.45
M Large Cap Value Fund
Actual	1,000.00	892.60	0.65%	3.10
Hypothetical (5% return before expenses)	1,000.00	1,021.90	0.65%	3.31

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days). In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying fund in which it invests. Such indirect expenses are not included in the above expense ratios.

Item 2. Code of Ethics.

As of December 31, 2018, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2018, there were no amendments to a provision of its code of ethics, nor were there any waivers (including implicit waivers) granted from a provision of the code of ethics. A copy of the registrant’s code of ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Bruce Madding and Wayne Pierson, who are “independent” as defined in Item 3 of Form N-CSR. Mr. Madding serves as the Chairman of the Registrant’s audit committee.

Item 4. Principal Accountant Fees and Services.

BBD, LLP served as the principal accountant for the Registrant for the fiscal years ended December 31, 2017 and December 31, 2018.

(a)                                 AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountant, BBD, LLP for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2017 and December 31, 2018 were $82,500 and $84,500, respectively.

(b)                                 AUDIT RELATED FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2017 and December 31, 2018.

(c)                                  TAX FEES: The aggregate fees billed for professional services rendered by BBD, LLP for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2017 and December 31, 2018 were $10,500 and $10,500, respectively. Such services included the review of the Fund’s tax and excise returns.

(d)                                 ALL OTHER FEES:  No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2017 and December 31, 2018.

(e)                                  (1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)                                   Not applicable.

(g)                                  The aggregate fees billed by the Registrant’s principal accountant, BBD, LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2017 and December 31, 2018 were $10,500 and $10,500, respectively.

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)                                A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.

(b)                                Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)                   The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (the “1934 Act”) as of the Evaluation Date.

(b)                   There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 13(a)(2).

(a)(3)  Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a — 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 13(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M Fund, Inc.

By:	/s/ Bridget McNamara-Fenesy
Bridget McNamara-Fenesy President/Principal Executive Officer

Date:	March 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bridget McNamara-Fenesy
Bridget McNamara-Fenesy President/Principal Executive Officer

Date:	March 4, 2019

By:	/s/ David Lees
David Lees Treasurer/Principal Financial and Accounting Officer

Date:	March 4, 2019